As filed with the Securities and Exchange Commission on 8/8/03



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07881
                                                     ---------



                               Brazos Mutual Funds
                               -------------------
               (Exact name of registrant as specified in charter)



                          5949 Sherry Lane, Suite 1600
                          ----------------------------
                               Dallas, Texas 75225
                               -------------------
               (Address of principal executive offices) (Zip code)



                               Dan L. Hockenbrough
                               -------------------
                          5949 Sherry Lane, Suite 1600
                          ----------------------------
                               Dallas, Texas 75225
                               -------------------
                     (Name and address of agent for service)



                                 1-800-426-9157
                                 ---------------
               Registrant's telephone number, including area code



Date of fiscal year end: 11/30/03
                         --------



Date of reporting period:  5/31/03
                           -------

Item 1. Report to Stockholders.



                           [BRAZOS MUTUAL FUNDS LOGO]

                               SEMI-ANNUAL REPORT
                                  MAY 31, 2003

                                     BRAZOS
                                ----------------


                               SMALL CAP PORTFOLIO

                                   REAL ESTATE
                              SECURITIES PORTFOLIO

                               MICRO CAP PORTFOLIO

                               MULTI CAP PORTFOLIO

                                MID CAP PORTFOLIO

                                ----------------


                               INVESTMENT ADVISER

                                ----------------


                                   JOHN McSTAY
                               INVESTMENT COUNSEL

                                5949 SHERRY LANE
                                   SUITE 1600
                               DALLAS, TEXAS 75225

                               www.brazosfunds.com

                               BRAZOS MUTUAL FUNDS



BRAZOS MUTUAL FUNDS

Report From Management


Dear Fellow Shareholders, Clients and Friends:

     In our year-end report of six months ago, we shared with you our expectation that the next major move in the equity markets would be up. We are therefore especially pleased to report the investment results for the market indexes and for Class Y shares of each Fund for the six months ended May 31, 2003, as shown in the following table.

                                6 Months   12 Months  5 Years      5 Years  Inception   Inception
                                 Ending     Ending    Ending        Ending     to          to
                                5/31/2003  5/31/2003 5/31/2003    5/31/2003 5/31/2003   5/31/2003
                               Cumulative Cumulative Annualized  Cumulative Annualized  Cumulative
         Brazos Small Cap
  Portfolio(1)
  Class Y Inception 12/31/96..    6.93%    --15.74%     0.30%       1.48%       9.13%     75.10%
Russell 2000 Index(a).........    9.34%     --8.18%     0.65%       3.27%       4.46%     32.32%
        Brazos Real Estate
Securities Portfolio(1)
  Class Y Inception 12/31/96..   12.08%       5.50%     5.32%      29.57%       8.05%     64.28%
NAREIT Equity Index(d)........   12.28%       4.57%     6.51%      37.09%       7.35%     57.64%
         Brazos Micro Cap
  Portfolio(1)
  Class Y Inception 12/31/97..   13.79%    --19.46%     9.89%      60.28%      14.68%    109.97%
Russell 2000 Index(a).........    9.34%     --8.18%     0.65%       3.27%       1.45%      8.13%
         Brazos Multi Cap
  Portfolio(1)
  Class Y Inception 12/31/98..    4.73%    --22.32%      --           --       11.97%     64.73%
S&P 500 Index(b)..............    3.87%     --8.06%      --           --      --4.04%   --16.66%
          Brazos Mid Cap
  Portfolio(1)
  Class Y Inception 12/31/99..    7.24%    --15.86%      --           --      --0.84%    --2.85%
S&P MidCap 400 Index..........    6.44%     --9.14%      --           --        3.05%     10.83%
Russell Mid Cap Index(c)......    9.81%     --5.20%      --           --      --0.63%    --2.12%



(1) Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Investment performance reflects voluntary fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap and Multi Cap Portfolios reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, the returns for certain periods, such as 1997 and 1999 for Small Cap, 1998 and 1999 for Micro Cap, and 1999 for Multi Cap, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Portfolios will benefit to the same extent from these types of gains in the future, especially if a Portfolio's assets remain at current levels or if they increase. Returns are shown net of fees. Stocks of micro cap, small cap and mid cap companies are more volatile than stocks of large cap companies. The Brazos Real Estate Portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, therefore, it is more exposed to individual stock volatility than a diversified fund. The performance for Class N, B and II shares will differ from the returns for Class Y due to differences in expenses and sales loads.

     These six month positive returns shown in the chart have been achieved despite the rather formidable challenges that have confronted the economic and investment environment in recent months. As tensions with Iraq increased early in the year, the possibility of war contributed to a softening of economic activity. Oil prices spiked to almost $40 a barrel in February, stock prices tested earlier lows and both consumers and businesses were cautious amid the uncertainties of war. Attitudes improved as the war moved swiftly to a successful conclusion. Stock prices rallied, and consumer sentiment improved, while oil prices dropped significantly. Our economic outlook predicts forthcoming stabilization after this earlier weakness.

     Despite these favorable developments, economic growth has been slower than hoped for so far in 2003. However, we feel help is on the way. We are hopeful that the Tax Bill, although a scaled-down version of the original, will boost economic activity in the short run and expect it will lead to sharp increases in after-tax income beginning in July. Monetary policy should remain accommodative and lower oil prices have the same effect as an immediate tax cut for the consumer.

     Economic assumptions regarding 2004 should be very positive; we feel this is where the investment focus should be at present. Our analysts are uncovering a renewed sense of optimism by the corporate managements we interact with on a regular basis, as many of the companies and sectors in which the Brazos Funds are invested appear poised to benefit from several years of cost cutting, retrenchment and refocus on their core fundamentals. Specifically, more companies now possess the accelerating revenue and earnings growth prospects we require for the Funds' investments. Unlike the narrow markets of the prior quarters, we are seeing strength in stocks that had previously been ignored. Meanwhile, the difficult markets over the last three years, coupled with an improved fundamental outlook, have provided us with the opportunity to invest in these rapidly growing companies at very attractive valuations.

     We are optimistic about prospects for 2004 and feel they include a growing economy with slowly rising inflation and interest rates and dissipation of deflation fears that have plagued world markets. If so, a market that has been characterized by fear of war, terrorism, recession, deflation, etc. should give way to optimism.

     Unwinding one of the longest and strongest secular bull markets, especially one that ended in a speculative bubble, has been very painful. During the three year secular bear market, the S&P 500 declined almost 50% and the NASDAQ* almost 80%. History, according to UBS Warburg/Just the Facts/3-6-2003, offers the following exciting statistics. The compound annual growth rate (CAGR) for the S&P 500 for the past 75 years, 1928-2002, is 9.6%. Following one down year in the equity market, the CAGR for the next five years has historically been 12%, although with great variability. After two down years in the market, the CAGR has been 14.7%. And after three down years, such as we have just experienced, the compound annual growth rate for the subsequent five years has been a remarkable 17.4%.

*NASDAQ Composite Index. The NASDAQ Index is composed of all the common stock issues traded on the NASDAQ National Market System. The index is capitalization weighted.

                              Brazos Small Cap Fund
      The Brazos Small Cap Fund invests primarily in companies with market capitalizations between $500 million and $2.5 billion, or a capitalization of domestic companies represented in the Russell 2000 Index at the time of initial investment.

     Areas of strength for the Brazos Small Cap Fund over the six-month period included Healthcare Products (Generic Pharmaceuticals), Energy and Healthcare Services (Prescription Benefit Managers). The reasoning for our interest in the Generic Pharmaceuticals Industry is discussed in some detail in the Brazos Micro Cap Portfolio section of this letter. For the reasons enumerated there, the industry is experiencing extraordinary growth, which is expected to continue well into the future. We have continued to build positions in this attractive area in the Brazos Small Cap Fund including Pharmaceutical Resources Company
(PRX), American Pharmaceutical Partners (APPX) and Taro Pharmaceutical Industries (TARO).

     Pharmaceutical Resources develops, manufactures and distributes a broad line of generic drugs in the United States, operating primarily through its wholly owned subsidiary, Par Pharmaceutical, Inc. The company's product line consists of prescription and over-the-counter products marketed principally in solid oral dosage form, like tablets, caplets and two-piece, hard-shell capsules. Pharmaceutical Resources markets its products primarily to drug wholesalers, retail drug chains, repackagers, distributors and government agencies. The company is increasing its sales and marketing efforts in the managed health care market. American Pharmaceutical Partners is a specialty drug company that develops, manufactures and markets injectable pharmaceutical products, focusing on the oncology, anti-infective and critical care markets. The company is one of the largest producers of injectable pharmaceuticals, with more than 130 generic products in more than 350 dosages and formulations. Taro Pharmaceutical develops, manufactures, and markets high-quality generic and branded pharmaceuticals, both prescription and over-the-counter, used by patients in dozens of countries around the world.

     A few of names in the Energy Sector that outperformed the market during the past six months included Pogo Producing Company (PPP), Evergreen Resources, Inc.
(EVG), and Patterson--UTI Energy (PTEN). Oil & Gas Industry stock are benefiting from increased consumer demand and constrained supplies. Demand for natural gas has increased as new gas turbine plants have come on stream to produce electricity. Growth in new homes that rely on natural gas, as well as an unusually cold winter, have further escalated demand. At the same time, supply has remained constrained since new wells have been less productive than anticipated and existing wells continue to deplete at a rapid rate. These factors have caused the price of natural gas futures to increase from approximately $4.00/mcf* to nearly $6.50/mcf* over the last six months, which has buoyed earnings and cash flows of the production companies. PPP explores for, develops and produces oil and natural gas. Its U.S. properties are located offshore in the Gulf of Mexico and onshore in Texas, New Mexico, Wyoming, Oklahoma and Louisiana. Internationally, the company has interests in the Gulf of Thailand and in Hungary. Evergreen Resources, Inc. is an independent energy company engaged in the exploration, development, production, operation and acquisition of oil and gas properties. Patterson-UTI Energy, Inc provides onshore contract drilling services to major and independent oil and natural gas operators.

     Pharmacy Benefit Managers (PBMs) offer another attractive way to participate in the pharmaceutical industry's growth. A PBM administers the prescription drug portion of health insurance plans on behalf of plan sponsors, such as self-insured employers, insurance companies, and health maintenance organizations, and then engages in or directs the practice of pharmacy. PBMs are at the center of a movement to reduce the high prices paid for prescription drugs. PBMs are a near oligopoly, with 70% of patients affiliated with one of four major providers. Industry concentration has led to a relatively benign competitive environment. Core growth for these companies is based on the growth in expenditures for prescription drugs, the fastest growing area of healthcare. One such company is AdvancePCS (ADVP). A strong performer during the six-month period, ADVP processes transactions for the benefit of drug manufacturers, HMOs, corporations and patients. It manages approximately $28 billion in annual prescription drug spending for more than 75 million health plan members.

     The trend from brand name medications to generics benefits a company like AdvancePCS because the company can negotiate lower prices on generics for its clients' healthcare plans, usually retaining a portion of the savings for itself. Another major growth driver is the move from filling prescriptions at the corner drug store to national mail order facilities. Centralized dispensing is much cheaper, and much more profitable. Additionally, the company is offering two new services: specialty distribution and disease management. These areas refer to the distribution of complex, injectable drugs that typically require the intervention of a pharmacist. AdvancePCS has pharmacists on call that can answer patient questions and help them manage their drug dosages. With all of these positive attributes, we expect AdvancePCS to grow cash flow and earnings in excess of 20% for the next several years.

     Despite the continuing soft environment for technology spending, we have identified companies that are growing by taking market share, introducing new products and benefiting from the continuing growth of broadband -- the new generation of high-speed transmission services, which allows users to access the Internet at higher speeds, facilitating advanced telecommunications capabilities. We recently added two companies offering broadband growth participation that are growing due to the reasons listed above: Comverse Technology (CMVT) and ADTRAN (ADTN).

     Comverse Technology Inc. designs, develops, manufactures, markets and supports systems and software for multimedia communications and information processing applications. ADTRAN is a telecommunications equipment provider specializing in high-speed telecommunications solutions for carriers and enterprises. It is the dominant provider of HDSL (High bit rate Digital Subscriber Line used for broadband digital transmission within an enterprise and between it and the telephone company) and ISDN (Integrated Services Digital Network, a system of digital telecommunications connections that allows data to be transmitted using end-to-end connectivity) equipment. ADTRAN is introducing new products such as a mini-DSLAM (Digital Subscriber Line Access Multiplexer that delivers high-speed data transmission over copper telephone lines) used to deploy residential DSL, optical products like their new OC-3 multiplexer, and a low-end router. Although Cisco Systems dominates the $2 billion branch office router market, the ADTRAN router is half the cost of Cisco's and allows resellers to make more money by selling the ADTRAN product.

     Specific areas of weakness during the period under review included the areas of mortgage insurance and hospital industries. The mortgage insurers were negatively impacted by declining interest rates. Declining interest rates causes homeowners to refinance their mortgages and adds to the operational expenses of these firms. We eliminated our exposure to the industry in the first quarter of the calendar year by selling Radian Group (RDN) and PMI Group (PMI).

     Investor sentiment in regard to the hospital industry has been poor since the regulatory probe of Tenet Healthcare Corporation (THC) commenced last winter. Additionally, inpatient volumes have been declining and adversely impacting business. In your portfolio we owned Triad Hospitals (TRI) and LifePoint Hospitals (LPNT), both of which were sold.


The Small Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility. *mcf = thousand cubic feet

                                 ---------------
                       Brazos Real Estate Securities Fund
                 The Brazos Real Estate Securities Fund seeks to
                  provide a balance of income and appreciation,
           consistent with reasonable risk to principal, by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

     Investors should take considerable comfort in the fact that REITs are doing exactly what is expected of them: providing current income with low volatility, all the while enhancing the returns and diversification of a mixed asset class portfolio.

     The  Retail  property  sectors  of the Fund  (Shopping  Centers,  19.4% and
Regional Malls, 19.66%) both outperformed the NAREIT Equity Index (12.28%) during this period. The Retail companies' ability to maintain positive earnings growth in the face of such a tough economic backdrop is represented by one of the Fund's best performers for the period, Chelsea Property Group, Inc. (CPG). A leading owner/developer of "outlet" shopping centers, CPG has built and assembled a truly an impressive portfolio of assets that produces strong tenant sales and customer traffic, generating impressive earnings growth for the
company.   CPG's   franchise  has  been  enhanced  by  cautious  but  successful development efforts in markets such as Las Vegas, Orlando, and Japan. The company's relationships with tenants such as Polo Ralph Lauren, Coach, Burberry and Nike create strong properties and allow for healthy rent increases as leases expire. We are also attracted to CPG's low dividend payout ratio and strong capital structure.

     Our stock-by-stock research is the foundation of our investment philosophy and process, and our work on both the Shopping Center and Regional Mall property sectors has led us to maintain our overweight position in the stocks despite outperformance.

     The strong performance of the Industrial property sector over the past year or more has preceded any recovery in the underlying fundamentals of that property type. We are very cautious about valuations and the near-term recovery in occupancies, rents or investment opportunities that they imply. The Fund slightly underweights the benchmark in this property type, but is more focused on quality companies that have been able to sustain earnings growth during this downturn while their peers faltered. Shares of ProLogis (PLD) remain one of the best values in the group, even as the company's multi-faceted business strategy generates earnings growth at a rate well in excess of its closest peers. CenterPoint Properties Corporation (CNT), while a bit rich in terms of valuation, is one of a limited number of companies in the Commercial Property sectors that has a defined, visible investment pipeline that should sustain growth for several years.

     Driven by a late surge in the period under review, the Office sector managed to outperform the NAREIT Equity Index, reversing a string of weak returns. On a valuation basis, the shares of Office stocks are, on average, some of the cheapest in our investment universe. Some investors are attracted by these valuations and are hoping that the massive amounts of vacant space available across the country today will be absorbed near term. However, as we research this sector on a stock-by-stock basis, we are not encouraged about the prospects for a recovery in earnings growth. Demand remains weak, with most landlords reporting that much of the leasing activity is merely tenants moving from one building to another, rather than net new absorption. Furthermore, tenants and their brokers are demanding significant concessions for these moves. Taking into account the struggling national economy and the fact that many tenants already have plenty of excess capacity (due to over leasing space several years ago), we see minimal net absorption and continued pressure on market rental rates. We feel that valuations, while cheap, properly reflect weak earnings growth on a company-by-company basis for quite a while to come.

     It was yet another tough period for the Apartment stocks. The Fund's return for the Apartment REITs was in-line with NAREIT's (6.64%* versus 6.95%), but the poor outlook for fundamentals took a toll on the Apartment holdings nevertheless. Our strategy has been, and continues to be, to own those stocks whose outlook is the best, based on earnings growth, dividend safety, underlying market dynamics, balance sheet strength, and valuation. A good example of this approach is Home Properties of New York, Inc. (HME). Home Properties' portfolio of assets enjoys low resident turnover, a characteristic that has helped them maintain relatively high occupancy levels through the economic downturn. In addition, their strategy of acquiring and redeveloping undermanaged properties has allowed them to add value in an otherwise tough environment. These attributes, combined with the company's experienced management and appealing dividend, make Home Properties one of the more attractive investments in the Apartment sector.

     Performance in the Lodging/Resorts sector fell in the period under discussion. The slow and heavily advertised build-up to war in Iraq had a noticeable impact on travel patterns, and in turn, earnings estimates. In fact, travel had already slowed enough that when the war began, the immediate impact on travel was more muted than many expected. We were able to complete the sale of LaSalle Hotel Properties (LHO), marking a successful investment in that stock for the Fund.

     REITs started the year on solid footing with strong returns, and we remain optimistic that they can generate competitive returns for the full year. The dividend yield alone gives them a head start versus other asset classes, and valuations are attractive and below historical averages. Furthermore, the proven diversification benefits that REITs provide may continue to attract investors. While fundamentals remain difficult and the economy does not appear poised to create significant near-term demand, cash flow stability is a key positive for real estate and as a result, we expect industry-wide earnings to be roughly flat versus last year. Within this challenging environment, we remain committed to the critical elements of our investment process -- an intense bottom-up research effort focused on identifying, what are, in our opinion, well-managed, quality real estate companies that are positioned to outperform.

     *On a net of fees basis

     All sector performance referred to in this section is that of the Fund, unless otherwise noted.

     Funds that concentrate their investments in a specific sector, such as real estate, may experience more volatility and be exposed to greater risk than more diversified mutual funds. The Fund, though non-diversified in terms of including only real estate securities, is diversified across property sector types and geographic regions.

                                 ---------------
                              Brazos Micro Cap Fund
            The Brazos Micro Cap Fund invests primarily in companies
                 with market capitalizations of $600 million or
         lower, or a capitalization of domestic companies represented in the lower 50% of the Russell 2000 Index at the time of purchase.

     The rationale behind investing in stocks in this market capitalization space is that younger, less seasoned companies tend to have greater performance return potential than larger capitalization stocks. We believe that potential was achieved in the six month period ended May 31, 2003.

     Sectors  contributing  to  the  portfolio's  outstanding  results  included
Healthcare Products and Healthcare Technology. Within the Healthcare Products sector, the Generic Pharmaceutical Industry is experiencing extraordinary growth, which we expect to continue well into the future. (According to the Federal Trade Commission, there is little difference between a generic and brand name drug, except for name and price. A generic drug is called by its chemical name; a manufacturer assigns a brand name. The products have the same ingredients.) Over the next four years approximately $45 billion in branded drugs will lose patent protection. This is an extraordinary opportunity for growth in an industry whose largest participant has a market capitalization of only $10 billion.

     Although there will be competition for these drug revenues, many of the stocks in the portfolio have unique characteristics that provide them with advantages, such as formulation capabilities, strong distribution relationships, experienced patent teams, production capabilities and access to raw materials. The demand picture is equally bright. The aging of America drives drug revenues, as the elderly are the largest consumers of medicine. If the Bush
Administration's drug benefits plan for seniors is enacted, the opportunities again increase, as the plan heavily utilizes generics. Holdings that have been recently added to the portfolio for participation in the generic pharmaceutical industry include K-V Pharmaceutical Company (KV.A), a fully integrated specialty pharmaceutical company that develops, acquires, manufactures and markets technologically distinguished branded and generic pharmaceutical products. Another is Able Laboratories (ABRX), a developer and manufacturer of generic pharmaceuticals. The company acquired its generic drug development and manufacturing business in 1996, and in 1997 and 1998 the company acquired distribution operations.

     Within Healthcare Technology, Medical Specialty names that contributed meaningfully to the Fund's positive performance included Biosite Inc. (BSTE) and Advanced Neuromodulation Systems, Inc. (ANSI). Biosite is the first company to develop a test for BNP, a protein that is present in the blood stream when a heart attack occurs. Biosite's technology allows doctor's to quickly confirm if a patient is having a heart attack. ANSI is the technology leader in nerve stimulation products. The company designs, develops, manufactures and markets advanced implantable neuromodulation devices that deliver electrical current or drugs directly to targeted areas of the body to manage chronic pain.

     Despite the continuing soft environment for technology spending, we have identified companies that we believe are growing by taking market share, introducing new products and benefiting from the continuing growth of broadband -- the new generation of high-speed transmission services, which allows users to access the Internet at higher speeds, facilitating advanced telecommunications capabilities.

     Two recent portfolio purchases, Westell Technologies (WSTL) and Centillium Communications Inc. (CTLM) provide participation in broadband's growth. They are excellent examples of companies that are growing due to the reasons listed above. Westell Technologies designs, manufactures, markets and services a broad range of digital and analog products used by telephone companies and telecommunications service providers to deliver broadband services. Centillium Communications is a provider of highly integrated silicon solutions that enable broadband communications.

     Two stocks that proved to be underperformers for the Fund were California Pizza Kitchen (CPKI) and Triad Guaranty, Inc. (TGIC). CPKI is a casual dining chain in the premium pizza segment which underperformed as same store sales were lower than expected. Labor cost issues and adverse weather conditions negatively impacted CPKI's operations. Mortgage insurers were negatively impacted by declining interest rates. Declining interest rates causes homeowners to refinance their mortgages and added to the operational expenses of these firms. Triad Guaranty, a nationwide mortgage insurer providing mortgage insurance to residential mortgage lenders and investors, was a disappointing holding in this Fund. The stock was sold in the first calendar quarter of the year.

     The Micro Cap Portfolio invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

                                 ---------------
                              Brazos Multi Cap Fund
              The Brazos Multi Cap Fund invests primarily in equity
                securities of companies with above average return
          on equity and low debt levels. Investments by the Fund may be spread among the various asset classes as defined by Lipper.

     Areas of strength in the Brazos Multi Cap portfolio in the six month period included Healthcare Products (Generic Pharmaceuticals), Energy (Oil & Gas Production), Education and Healthcare Services (Prescription Benefit Managers).

     As discussed in the Brazos Micro Cap section of this Report, the Generic Pharmaceutical Industry is experiencing extraordinary growth, which is expected to continue well into the future. Holdings that were added to the portfolio for participation in the generic pharmaceutical industry include Barr Laboratories Inc. (BRL), Mylan Laboratories (MYL), Teva Pharmaceutical Industries Ltd.(TEVA), and Biovail Corporation (BVF). Each develops, manufactures and markets generic and proprietary prescription pharmaceuticals. Barr Labs provides more than 100 different dosage forms and strengths of pharmaceutical products in core therapeutic categories, including oncology, female healthcare, cardiovascular, anti-infective and psychotherapeutics. Mylan Labs is a leader in the generic pharmaceutical industry. Its generic product portfolio covers a variety of dosage forms including immediate and extended-release oral tablets and capsules and transdermal patches. It also repackages and markets multi-source and single-source products in unit dose form for the institutional marketplace. It markets its branded pharmaceuticals through its wholly owned subsidiary, Bertek Pharmaceuticals Inc. Israeli-based Teva Pharmaceutical Industries Ltd., a global pharmaceutical company, produces drugs in all major treatment categories. Biovail Corp. is an international, fully integrated pharmaceutical company engaged in the development, manufacture and marketing of medications utilizing advanced drug delivery technologies for the treatment of chronic medical conditions.

     Our Education stocks generated growth through tuition increases, strong new student enrollment growth, and operating margin improvement. Additionally, some of these companies have grown through selective acquisitions. Due to a stringent regulatory environment, high barriers to entry exist in the education business. For example, a school must be in operation for at least two years and must meet strict performance requirements in order to offer Title IV funding. This funding is a significant source of revenue for post-secondary providers.

     The Fund's holdings in the Oil & Gas Industry that did well during the period include Pogo Producing Company (PPP) and Apache Corp. (APA). As highlighted in the Small Cap Fund commentary, the Energy sector is benefiting from strong fundamental trends in natural gas production stocks.

     Poor performing sectors of the Fund included Consumer Merchandising and Healthcare Services (Hospital Industry). We started trimming our exposure to the retail industry in response to weakening consumer spending. Williams-Sonoma's
(WSM) CEO left earlier this year amidst some controversy and we sold the stock after this announcement. Investor sentiment in regard to the hospital industry in general has been poor since the regulatory probe of Tenet Healthcare Corporation (THC) commenced last winter. Additionally, inpatient volumes have been declining and adversely impacting business. LifePoint Hospitals (LPNT) was held in the Fund, but has been sold.

     The Multi Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

                                 ---------------
                               Brazos Mid Cap Fund
             The Brazos Mid Cap Fund invests primarily in companies
              with market capitalizations between $2.5 billion and
            $12 billion, or a capitalization of companies represented
             in the Russell Mid Cap at the initial time of purchase.

     Industry holdings that contributed to the portfolio's positive results over the six months ended June 30, 2003 included Healthcare Products (Generic Pharmaceuticals), Energy, Education, and Healthcare Services (Pharmacy Benefit Managers).

     The reasoning for our interest in the Generic Pharmaceuticals Industry is discussed in some detail in the Brazos Micro Cap Portfolio section of this letter. In this Fund, our participation in this rapidly growing industry includes positions in Mylan Laboratories (MYL), Barr Laboratories Inc. (BRL), Teva Pharmaceuticals Industries Ltd. (TEVA), and Biovail Corporation (BVF). Each develops, manufactures and markets generic and proprietary prescription pharmaceuticals. Further discussion of these companies is included in the Multi Cap Fund section above.

     For all of the reasons cited in the Multi Cap Fund section of this letter, Energy stocks, specifically Oil & Gas Production stocks performed positively for the Fund. Holdings which did well over the period include Pogo Producing (PPP), XTO Energy (XTO), and Nabors Industries, Inc. (NBR). PPP is engaged in oil and gas exploration, development and production activities as described earlier. XTO acquires, develops, exploits and explores oil and gas properties, and produces, processes, markets and transports oil and natural gas. Nabors Industries Ltd., together with its subsidiaries, is the largest land drilling contractor in the world, with almost 600 land drilling rigs.

     The Fund's holding in the Education sector also did well in the period under review for the reasons described in the Multi Cap Fund section above. Two of the strongest performing holdings in this sector are Apollo Group, Inc.
(APOL) and Career Education Corporation (CECO). Apollo is an education provider that focuses on the post secondary market. Apollo provides academic offerings at the undergraduate through doctorate level in several areas of concentration which include business, education and technology. Apollo Group is the largest company in this space, based on market capitalization and has distinguished itself along the way with compelling earnings growth. Apollo is one of the pioneers in the for profit education space, founded in 1973, it went public in 1994. It offers educational programs and services in 37 states, Puerto Rico and Vancouver, British Columbia. Career Education Corporation is another education provider that focuses on the post secondary market. This company provides a broad array of academic services, ranging from associate degrees to masters degrees across a broad set of academic fields. Areas of concentration include business, culinary arts, healthcare, and information technology. Career Education has distinguished itself in its ability to deliver strong growth in earnings. Since going public in 1998, the company has consistently exceeded earnings estimates.

     New positions were recently added to the Fund as we identified strong, rapidly growing companies trading at reasonable valuations. Two examples are AdvancePCS (ADVP) and Express Scripts (ESRX). These companies are Pharmacy Benefit Managers (PBMs), which offer another attractive way to participate in the pharmaceutical industry's growth.

     Underperforming  stocks in the Fund included Radian Group (RDN),  PMI Group
(PMI), Williams-Sonoma (WSM), Triad Hospitals, Inc. (TRI) and LifePoint Hospitals (LPNT). In the area of Mortgage Insurance, we owned Radian Group and PMI Group, both of which we sold, eliminating our exposure to the industry. We started trimming our exposure in Williams-Sonoma at the end of 2002 and sold our position earlier this year after the company's CEO stepped down. Investor sentiment in regard to the hospital industry has been poor since the regulatory probe of Tenet Healthcare Corporation commenced last winter. We sold our holdings in LifePoint Hospitals, thus eliminating our ownership in the hospital industry.

     Investing in mid cap company stocks may be more volatile than investing in larger capitalization stocks.

                                 ---------------

     In summary, while managing investment portfolios entails a continuing series of challenges, we feel that we now have the wind at our back rather than having to continue to buck the headwinds that have been blowing somewhat relentlessly for the last three years. We are heartened by the renewed sense of optimism by the corporate managements we interface with regularly. And we believe many of the companies and sectors in which the Brazos Fund portfolios are invested appear poised to benefit from several years of cost cutting, retrenchment and refocus on their core fundamentals. We anticipate that 2004 will be a year of economic growth with slowly rising inflation and interest rates and dissipation of deflation fears that have plagued world markets. If so, a market that has been characterized by the fear of war, terrorism, recession and deflation should give way to optimism.

We thank you for your continued support in Brazos Mutual Funds and John McStay Investment Counsel.

                                                 Sincerely,

                                                 /s/ Wayne G. Williams

                                                 John McStay Investment Council

     Opinions  expressed  are those of John  McStay  Investment  Counsel and are
subject  to  change,   are  not   guaranteed   and  should  not  be   considered
recommendations to buy or sell any security.

     Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Investment performance reflects voluntary fee waivers and expense reimbursements in effect.

     Please refer to the report for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

     (a) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

     (b) The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

     (c) The Russell MidCap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell MidCap Index replaces the S&P Mid Cap 400 Index as the Fund's comparable broad based securities market index because the Russell MidCap Index is increasingly gaining the approval of investors and the consulting community as their index of choice relative to mid cap products in the industry.

     (d) The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

     You can not invest directly in an index.

Must be preceded or accompanied by a prospectus.
Distributed by Quatar Distributors, LLC. 07/03
(See back page.)



BRAZOS MUTUAL FUNDS-- SMALL CAP PORTFOLIO
Portfolio of Investments (Unaudited)    May 31, 2003

         Security Description                            Shares        Value
-----------------------------------------------------    ------        -----
COMMON STOCK -- 96.5%
BUSINESS SERVICES-- 9.4%
        The Advisory Board Company+..................    91,800 $      3,503,088
        CheckFree Corp.+.............................   274,400        6,717,312
        ChoicePoint Inc.+............................   212,733        8,017,907
        The Corporate Executive Board Co.+...........   289,900       12,233,780
        EMCOR Group, Inc.+...........................    42,000        2,084,460
        Iron Mountain Inc.+..........................   375,472       14,831,144
        Moore Wallace Incorporated+..................   488,300        6,894,796
        Stericycle, Inc.+............................   357,500       14,142,700
                                                                ----------------
                                                                      68,425,187
CONSUMER DURABLES-- 2.5%
        Lennar Corporation...........................   144,100        9,661,905
        The Ryland Group, Inc........................   127,900        8,326,290
                                                                ----------------
                                                                      17,988,195
CONSUMER MERCHANDISING-- 7.5%
        99 Cents Only Stores+........................   137,600        4,372,928
        Advance Auto Parts, Inc.+....................   314,000       18,676,720
        Applebee's International, Inc................   248,300        7,620,327
        Coach, Inc.+.................................   159,900        7,855,887
        P.F. Chang's China Bistro, Inc.+.............   207,000        9,112,140
        Pier 1 Imports, Inc..........................   346,100        6,960,071
                                                                ----------------
                                                                      54,598,073
CONSUMER NON DURABLES-- 0.7%
        Church & Dwight Co., Inc.....................   172,700        5,490,133
                                                                ----------------
                                                                       5,490,133
CONSUMER SERVICES-- 6.3%
        Alliance Gaming Corp.+.......................   456,300        7,355,556
        Bright Horizons Family Solutions, Inc.+......   243,573        8,244,946
        Career Education Corp.+......................   123,400        7,577,994
        Corinthian Colleges, Inc.+...................   107,300        5,047,392
        DeVry, Inc.+.................................   296,100        7,440,993
        Education Management Corp.+..................    70,100        3,332,554
        ITT Educational Services, Inc.+..............   110,700        3,122,847
        Station Casinos, Inc.+.......................   183,100        4,119,750
                                                                ----------------
                                                                      46,242,032
ELECTRONIC COMPONENTS-- 7.2%
        Cree Inc.+...................................   408,200       10,029,474
        Hutchinson Technology Incorporated+..........   258,700        7,810,153
        Integrated Circuit Systems, Inc.+............   435,300       11,356,977
        QLogic Corp.+................................   377,400 $     18,903,966
        Silicon Laboratories Inc.+...................   141,400        4,206,650
                                                                ----------------
                                                                      52,307,220
ELECTRONIC TECHNOLOGY-- 8.4%
        Avid Technology, Inc.+.......................   129,800        4,379,452
        Comverse Technology, Inc.+...................   543,700        8,269,677
        Extreme Networks, Inc.+......................   731,100        4,401,222
        FLIR Systems, Inc.+..........................   324,800        9,263,296
        Imation Corp.................................   129,600        4,468,608
        NetScreen Technologies, Inc.+................   449,800       10,071,022
        SanDisk Corporation+.........................   173,400        6,299,622
        Zebra Technologies Corporation+..............   188,400       13,751,127
                                                                ----------------
                                                                      60,904,026
ENERGY -- 14.3%
        Arch Coal, Inc...............................   259,100        5,858,251
        CONSOL Energy Inc............................   272,500        6,090,375
        Evergreen Resources, Inc.+...................   223,300       11,892,958
        FMC Technologies, Inc.+......................   492,900       11,006,457
        Grant Prideco, Inc.+.........................   926,100       12,919,095
        National Oilwell Inc.+.......................   358,000        8,706,560
        Noble Energy, Inc............................   212,600        7,745,018
        Patterson UTI Energy, Inc.+..................   399,500       14,617,705
        Pogo Producing Co............................   601,800       25,757,040
                                                                ----------------
                                                                     104,593,459
FINANCIAL INSTITUTIONS-- 2.7%
        Ameritrade Holding Corporation+..............   715,400        5,637,352
        Platinum Underwriters Holdings, Ltd..........   218,300        6,029,446
        Providian Financial Corporation+.............   853,200        7,712,928
                                                                ----------------
                                                                      19,379,726
FINANCIAL SERVICES & SOFTWARE-- 1.7%
        Alliance Data Systems Corp.+.................   517,500       12,694,275
                                                                ----------------
                                                                      12,694,275
HEALTHCARE PRODUCTS-- 6.9%
        American Pharmaceutical Partners, Inc.+......   154,600        4,517,412
        Andrx Corp.+.................................   161,200        3,103,100
        The Cooper Companies, Inc....................   109,400        3,776,488
        Eon Labs, Inc.+..............................   131,700        3,852,225
        Medicis Pharmaceutical Corp., Class A+.......   292,867       16,400,552
        Pharmaceutical Resources, Inc.+..............   252,800       10,374,912
        SICOR Inc.+..................................   207,700        4,390,778
        Taro Pharmaceutical Industries Ltd.+.........    80,800        3,842,848
                                                                ----------------
                                                                      50,258,315
HEALTHCARE SERVICES-- 5.7%
        AdvancePCS+..................................   703,800       23,373,198
        AMERIGROUP Corporation+......................    99,600        3,478,032
        AmSurg Corp. Class A+........................   145,200        4,090,284
        Odyssey Healthcare, Inc.+....................   215,500        6,372,335
        United Surgical Partners International, Inc.+   178,300        3,886,940
                                                                ----------------
                                                                      41,200,789
HEALTHCARE TECHNOLOGY-- 3.4%
        Celgene Corp.+...............................   422,300 $     13,294,004
        CTI Molecular Imaging, Inc.+.................   205,900        3,572,365
        Gen-Probe Incorporated+......................   113,600        4,405,408
        ResMed Inc.+.................................    94,200        3,749,160
                                                                ----------------
                                                                      25,020,937
MEDIA -- 5.2%
        Cumulus Media Inc. Class A+..................   612,000       11,071,080
        Entercom Communications Corp. Class A+.......   157,000        7,622,350
        Getty Images, Inc.+..........................    96,100        3,882,440
        Lin TV Corp.+................................   303,000        7,059,900
        Radio One, Inc., Class D+....................   515,500        8,608,850
                                                                ----------------
                                                                      38,244,620
TECHNOLOGY SERVICES & SOFTWARE-- 5.0%
        Benchmark Electronics, Inc.+.................   245,900        6,993,396
        Hyperion Solutions Corp.+....................   123,100        3,877,650
        Mercury Interactive Corp.+...................   237,900        9,351,849
        National Instruments Corporation+............   101,700        3,696,795
        Pinnacle Systems, Inc.+......................   534,100        5,688,165
        Wireless Facilities, Inc.+...................   414,600        4,166,730
        Websense, Inc.+..............................   158,800        2,559,856
                                                                ----------------
                                                                      36,334,441
TELECOMMUNICATIONS -- 2.0%
        ADTRAN, Inc.+................................   104,700        5,058,057
        American Tower Corporation+..................   543,100        4,866,176
        InterDigital Communications Corp.+...........   184,500        4,741,650
                                                                ----------------
                                                                      14,665,883
TRADITIONAL HEAVY INDUSTRY-- 3.6%
        Graco Inc....................................   170,250        5,236,890
        Jacobs Engineering Group Inc.+...............   185,400        7,238,016
        Pentair, Inc.................................   212,800        8,269,408
        Tetra Tech, Inc.+............................   326,500        5,534,175
                                                                ----------------
                                                                      26,278,489
TRANSPORTATION -- 4.0%
        Knight Transportation, Inc.+.................   175,300        4,445,608
        Landstar System, Inc.+.......................    90,000        5,763,690
        Swift Transportation Co., Inc.+..............   390,500        8,020,870
        Werner Enterprises, Inc......................   485,300       11,123,076
                                                                ----------------
                                                                      29,353,244
    TOTAL INVESTMENT SECURITIES (Cost $598,680,905)..                703,979,044
                                                                     -----------
SHORT-TERM SECURITIES -- 1.6%
        SEI Daily Income Trust Government Fund....... 5,682,202        5,682,202
        SEI Daily Income Trust Treasury Fund......... 5,682,202        5,682,202
                                                                ----------------
    TOTAL SHORT-TERM SECURITIES (Cost $11,364,404)...                 11,364,404
                                                                      ----------
Total Investments-- 98.1% (Cost $610,045,309)........                715,343,448
Other Assets Less Liabilities-- 1.9%.................                 13,870,199
                                                                ----------------
Net Assets-- 100.0%..................................           $    729,213,647
                                                                ================
+ Non-income producing security



BRAZOS MUTUAL FUNDS-- REAL ESTATE SECURITIES PORTFOLIO

Portfolio of Investments (Unaudited)    May 31, 2003


         Security Description                            Shares        Value
-----------------------------------------------------    ------        -----
REIT STOCK -- 90.4%
APARTMENTS -- 16.6%
        Apartment Investment & Management Co., Class A...  122,072    $4,300,597
        Archstone Smith Trust............................   85,115     2,022,332
        Avalonbay Communities, Inc.......................    7,900       331,247
        Camden Property Trust............................  104,390     3,626,509
        Equity Residential Properties Trust..............  246,859     6,536,826
        Essex Property Trust, Inc........................   31,300     1,783,787
        Home Properties of New York, Inc.................  101,266     3,635,450
        United Dominion Realty Trust, Inc................  122,168     2,089,073
                                                                   -------------
                                                                      24,325,821
HEALTHCARE -- 5.2%
        Health Care Property Investors, Inc..............   88,766     3,480,515
        Health Care REIT, Inc............................   72,800     2,166,528
        Healthcare Realty Trust, Inc.....................   30,200       877,310
        Ventas, Inc......................................   73,200     1,035,780
                                                                   -------------
                                                                       7,560,133
INDUSTRIAL -- 5.9%
        CenterPoint Properties Corp......................   48,596     2,889,032
        ProLogis Trust...................................  211,403     5,684,627
                                                                   -------------
                                                                       8,573,659
LODGING/RESORTS -- 4.5%
        Hilton Hotels Corp...............................   55,600       770,616
        Host Marriott Corp.+.............................  501,750     4,515,750
        Starwood Hotels & Resorts Worldwide, Inc.........   42,600     1,234,548
                                                                   -------------
                                                                       6,520,914
MANUFACTURED HOMES-- 1.6%
        Manufactured Home Communities, Inc...............   69,236     2,320,098
                                                                   -------------
                                                                       2,320,098
MIXED: OFFICE/INDUSTRIAL-- 8.1%
        Catellus Development Corp.+......................  115,756     2,569,783
        Duke Realty Corp.................................  181,599     5,153,780
        PSB Business Parks, Inc..........................   55,998     1,903,932
        Reckson Associates Realty Corp...................  108,431     2,195,728
                                                                   -------------
                                                                      11,823,223
OFFICE -- 12.6%
        Alexandria Real Estate Equities, Inc.............   51,200    $2,268,160
        Carramerica Realty Corp..........................  107,062     2,974,182
        Equity Office Properties Trust...................  362,647     9,758,831
        SL Green Realty Corp.............................  101,180     3,494,757
                                                                   -------------
                                                                      18,495,930
OTHER -- 4.6%
        Vornado Realty Trust.............................  161,337     6,808,422
                                                                   -------------
                                                                       6,808,422
REGIONAL MALLS-- 14.5%
        CBL & Associates Properties, Inc.................   85,151     3,692,147
        General Growth Properties, Inc...................  105,705     6,199,598
        The Macerich Co..................................  106,400     3,670,800
        Simon Property Group, Inc........................  203,078     7,639,794
                                                                   -------------
                                                                      21,202,339
SHOPPING CENTERS-- 14.4%
        Chelsea Property Group, Inc......................   80,530     3,346,827
        Developers Diversified Realty Corp...............  179,049     5,054,553
        Heritage Property Investment Trust...............  113,000     3,118,800
        Kimco Realty Corp................................   61,302     2,292,695
        New Plan Excel Realty Trust......................  164,264     3,421,619
        Pan Pacific Retail Properties, Inc...............   43,231     1,698,546
        Weingarten Realty Investors......................   53,900     2,227,687
                                                                   -------------
                                                                      21,160,727
STORAGE -- 2.4%
        Public Storage, Inc..............................  105,100     3,591,267
                                                                   -------------
                                                                       3,591,267
    TOTAL INVESTMENT SECURITIES (Cost $119,880,996)......            132,382,533
                                                                     -----------
SHORT-TERM SECURITIES -- 4.1%
        SEI Daily Income Trust Government Fund...........3,007,732     3,007,732
        SEI Daily Income Trust Treasury Fund.............3,007,732     3,007,732
                                                                   -------------
    TOTAL SHORT-TERM SECURITIES (Cost $6,015,464)........              6,015,464
                                                                       ---------
Total Investments-- 94.5% (Cost $125,896,460)............            138,397,997
Other Assets Less Liabilities-- 5.5%.....................              8,112,829
                                                                   -------------
Net Assets-- 100.0%......................................           $146,510,826
                                                                   =============
+ Non-income producing security



BRAZOS MUTUAL FUNDS-- MICRO CAP PORTFOLIO

Portfolio of Investments (Unaudited)    May 31, 2003

         Security Description                            Shares        Value
-----------------------------------------------------    ------        -----
COMMON STOCK -- 96.9%
BUSINESS SERVICES-- 6.4%
        The Advisory Board Co.+..........................  103,900   $ 3,964,824
        CCC Information Services Group, Inc.+............  207,900     3,742,200
        Harris Interactive Inc.+.........................  278,600     1,384,642
        MAXIMUS, Inc.  ..................................  120,000     3,211,200
                                                                   -------------
                                                                      12,302,866
CONSUMER DURABLES-- 2.2%
        Hovanian Enterprises, Inc. Class A +.............   72,000     4,172,400
                                                                   -------------
                                                                       4,172,400
CONSUMER MERCHANDISING-- 6.3%
        The Bombay Company, Inc.+........................  195,000     1,852,500
        Footstar, Inc.+..................................  153,500     1,419,875
        Guitar Center, Inc.+.............................  199,400     4,775,630
        P.F. Chang's China Bistro, Inc.+.................   89,900     3,957,398
                                                                   -------------
                                                                      12,005,403
CONSUMER NON DURABLES-- 2.9%
    Steve Madden, Ltd.+..................................  273,500     5,483,675
                                                                   -------------
                                                                       5,483,675
CONSUMER SERVICES-- 7.5%
        Alliance Gaming Corp.+...........................  235,200     3,791,424
        Bright Horizons Family Solutions, Inc.+..........  156,910     5,311,403
        Strayer Education, Inc...........................   78,200     5,218,286
                                                                   -------------
                                                                      14,321,113
ELECTRONIC COMPONENTS-- 2.1%
        Centillium Communications, Inc.+.................  127,700     1,395,761
        O2Micro International Limited+...................   73,000     1,123,470
        OmniVision Technologies, Inc.+...................   42,600     1,528,914
                                                                   -------------
                                                                       4,048,145
ELECTRONIC TECHNOLOGY-- 9.4%
        Avid Technology, Inc.+...........................   32,900 $1,110,046
        Cray, Inc.+......................................  110,000       881,100
        Extreme Networks, Inc.+..........................  185,200     1,114,904
        Fargo Electronics+...............................  138,600     1,631,322
        FLIR Systems, Inc.+..............................   65,000     1,853,800
        Integral Systems, Inc.+..........................  256,900     5,014,688
        Overland Storage, Inc.+..........................   52,700       921,723
        Packeteer, Inc.+.................................   61,100       945,828
        SafeNet, Inc.+...................................   85,000     2,364,700
        Westell Technologies, Inc.+......................  271,600     2,091,320
                                                                   -------------
                                                                      17,929,431
ENERGY -- 14.4%
        Brigham Exploration Company+.....................  400,000     2,128,000
        Encore Acquisition Co.+..........................  373,960     7,180,032
        Energy Partners, Ltd.+...........................  130,000     1,517,100
        Evergreen Resources, Inc.+.......................   95,600     5,091,656
        Massey Energy Company............................  170,400     2,389,008
        Oil States International, Inc.+..................  248,200     3,335,808
        Quicksilver Resources Inc.+......................  234,500     5,864,845
                                                                   -------------
                                                                      27,506,449
FINANCIAL INSTITUTIONS-- 2.6%
        Mobile Mini, Inc.+...............................  170,100     3,150,252
        Penn-America Group, Inc..........................  163,000     1,760,400
                                                                   -------------
                                                                       4,910,652
FINANCIAL SERVICES & SOFTWARE-- 0.5%
        iPayment Holdings, Inc.+.........................   40,000       920,040
                                                                   -------------
                                                                         920,040
HEALTHCARE PRODUCTS-- 8.7%
        Able Laboratories, Inc.+.........................  163,300     2,816,925
        Advanced Neuromodulation Systems, Inc.+..........  140,000     6,715,800
        Bradley Pharmaceuticals, Inc.+...................   57,700       972,245
        Closure Medical Corporation+.....................   84,400     1,546,967
        K-V Pharmaceutical Company+......................  175,200     4,555,200
                                                                   -------------
                                                                      16,607,137
HEALTHCARE SERVICES-- 4.3%
        Beverly Enterprises, Inc.+.......................  303,000     1,099,890
        Odyssey Healthcare, Inc.+........................   84,650     2,503,101
        United Surgical Partners International, Inc.+....   92,100     2,007,780
        VistaCare, Inc.+.................................  124,800     2,658,240
                                                                   -------------
                                                                       8,269,011
HEALTHCARE TECHNOLOGY-- 7.7%
        Aspect Medical Systems, Inc.+....................  159,900     1,207,245
        Biosite Inc.+....................................   26,600     1,110,816
        Gen-Probe Incorporated+..........................   28,400     1,101,352
        ICU Medical, Inc.+...............................   27,200       840,480
        IMPAC Medical Systems, Inc.+.....................  138,000     3,214,020
        Possis Medical, Inc.+............................  216,400     3,691,784
        Wilson Greatbatch Technologies Inc.+.............   96,200     3,540,160
                                                                   -------------
                                                                      14,705,857
TECHNOLOGY SERVICES & SOFTWARE-- 14.6%
        Concord Communications, Inc.+....................  253,700    $3,742,075
        Digital River, Inc.+.............................   99,400     1,954,204
        Lexar Media, Inc.+...............................  761,300     5,610,781
        ManTech International Corporation+...............  264,500     4,721,325
        Micromuse Inc.+..................................  241,900     2,295,631
        MTC Technologies, Inc.+..........................  176,400     3,723,804
        Nam Tai Electronics, Inc.........................   93,400     3,017,754
        Websense, Inc.+..................................  108,400     1,747,408
        Wireless Facilities, Inc.+.......................  105,100     1,056,255
                                                                   -------------
                                                                      27,869,237
TELECOMMUNICATIONS -- 1.2%
        United Online, Inc.+.............................  105,300     2,268,162
                                                                   -------------
                                                                       2,268,162
TRADITIONAL HEAVY INDUSTRY-- 3.3%
        CLARCOR Inc......................................   65,400     2,380,560
        Wabash National Corporation+.....................  309,500     3,865,655
                                                                   -------------
                                                                       6,246,215
TRANSPORTATION -- 2.7%
        Knight Transportation, Inc.+.....................   82,600     2,094,736
        UTI Worldwide, Inc...............................   94,900     3,040,596
                                                                   -------------
                                                                       5,135,332
UTILITIES -- 0.1%
        General Communication, Inc.+.....................   29,900       168,636
                                                                   -------------
                                                                         168,636
    TOTAL INVESTMENT SECURITIES (Cost $149,485,057)......            184,869,761
                                                                     -----------
SHORT TERM SECURITIES -- 2.4%
        SEI Daily Income Trust Government Fund...........2,329,714     2,329,714
        SEI Daily Income Trust Treasury Fund.............2,329,714     2,329,714
                                                                   -------------
    TOTAL SHORT TERM SECURITIES (Cost $4,659,428)........              4,659,428
                                                                       ---------
Total Investments-- 99.3% (Cost $154,144,485)............            189,529,189
Other Assets Less Liabilities-- 0.7%.....................              1,322,288
                                                                   -------------
Net Assets-- 100.0%......................................           $190,851,477
                                                                    ============
+ Non-income producing security



BRAZOS MUTUAL FUNDS-- MULTI CAP PORTFOLIO

Portfolio of Investments (Unaudited)    May 31, 2003


         Security Description                            Shares       Value
-----------------------------------------------------    ------       -----
COMMON STOCK -- 95.8%
BUSINESS SERVICES-- 1.0%
        ChoicePoint Inc.+................................ 25,000 $    942,250
                                                                 ------------
                                                                      942,250
CONSUMER DURABLES-- 0.7%
        Pulte Homes, Inc................................. 11,100      728,049
                                                                 ------------
                                                                      728,049
CONSUMER MERCHANDISING-- 11.6%
        Abercrombie & Fitch Co.+......................... 14,400      411,120
        Advance Auto Parts, Inc.+........................ 42,200    2,510,056
        Bed Bath & Beyond, Inc.+......................... 23,900      999,976
        Brinker International, Inc.+..................... 50,000    1,741,500
        Coach, Inc.+..................................... 22,000    1,080,860
        eBay Inc.+....................................... 10,400    1,057,784
        Footstar, Inc.+.................................. 84,900      785,325
        Guitar Center, Inc.+............................. 46,900    1,123,255
        P.F. Chang's China Bistro, Inc.+................. 30,800    1,355,816
        Pier 1 Imports, Inc.............................. 17,700      355,947
                                                                 ------------
                                                                   11,421,639
CONSUMER SERVICES-- 8.8%
        Apollo Group, Inc. Class A+...................... 46,700    2,728,214
        Bright Horizons Family Solutions, Inc.+.......... 28,800      974,880
        Career Education Corp.+.......................... 17,000    1,043,970
        Corinthian Colleges, Inc.+....................... 11,100      522,144
        DeVry, Inc.+..................................... 33,500      841,855
        International Game Technology+................... 23,800    2,095,352
        Station Casinos, Inc.+........................... 22,000      495,000
                                                                 ------------
                                                                    8,701,415
ELECTRONIC COMPONENTS-- 6.2%
        Linear Technology Corp........................... 54,000    1,963,440
        OmniVision Technologies, Inc.+................... 42,300    1,518,147
        QLogic Corp.+.................................... 12,800      641,152
        Silicon Laboratories Inc.+....................... 32,700      972,825
        Xilinx, Inc.+.................................... 35,000    1,045,450
                                                                 ------------
                                                                    6,141,014
ELECTRONIC TECHNOLOGY-- 6.3%
        Comverse Technology, Inc.+....................... 71,900 $  1,093,599
        Jabil Circuit, Inc.+............................. 55,000    1,154,450
        NetScreen Technologies, Inc.+.................... 56,500    1,265,035
        Scientific-Atlanta, Inc.......................... 39,800      783,662
        Zebra Technologies Corporation+.................. 26,200    1,912,312
                                                                 ------------
                                                                    6,209,058
ENERGY -- 15.6%
        Apache Corporation............................... 32,360    2,133,171
        Encore Acquisition Co.+.......................... 90,000    1,728,000
        FMC Technologies Inc.+...........................115,000    2,567,950
        Nabors Industries, Ltd.+......................... 32,000    1,442,560
        National OilWell, Inc.+.......................... 53,300    1,296,256
        Peabody Energy Corporation....................... 47,500    1,560,375
        Pogo Producing Co................................ 76,000    3,252,800
        Suncor Energy, Inc............................... 76,000    1,402,200
                                                                 ------------
                                                                    15,383,312
FINANCIAL INSTITUTIONS-- 2.8%
        Ameritrade Holding Corporation+..................  96,400      759,632
        The Progressive Corporation......................  13,700      986,400
        Providian Financial Corporation+................. 115,900    1,047,736
                                                                  ------------
                                                                     2,793,768
HEALTHCARE PRODUCTS-- 6.6%
        Barr Laboratories, Inc.+.........................  20,800    1,097,200
        Biovail Corporation+.............................  44,800    2,089,472
        Mylan Laboratories Inc...........................  75,400    2,177,552
        Teva Pharmaceutical Industries Ltd...............  23,300    1,181,054
                                                                  ------------
                                                                     6,545,278
HEALTHCARE SERVICES-- 7.3%
        AdvancePCS+......................................  64,900    2,155,329
        Anthem Inc.+.....................................  16,900    1,239,615
        Coventry Health Care, Inc.+......................  11,700      510,822
        Odyssey Healthcare, Inc.+........................  53,250    1,574,602
        Stryker Corporation..............................  25,000    1,683,500
                                                                  ------------
                                                                     7,163,868
HEALTHCARE TECHNOLOGY-- 6.7%
        Amgen Inc.+......................................  42,500    2,750,175
        Biomet, Inc......................................  30,800      847,000
        Celgene Corporation+.............................  62,200    1,958,056
        Gilead Sciences, Inc.+...........................  20,300    1,071,028
                                                                  ------------
                                                                     6,626,259
MEDIA -- 3.3%
        Cox Communications, Inc.+........................  54,800    1,697,704
        Entercom Communications Corp.+...................  20,700    1,004,985
        Getty Images, Inc.+..............................  12,900      521,160
                                                                  ------------
                                                                     3,223,849
TECHNOLOGY SERVICES & SOFTWARE-- 5.0%
        Hyperion Solutions Corporation+..................  16,900      532,350
        Microsoft Corporation............................  39,200      964,712
        National Instruments Corporation+................  13,500      490,725
        Symantec Corporation+............................  45,600    2,062,032
        VERITAS Software Corporation+....................  32,800      910,200
                                                                  ------------
                                                                     4,960,019
TELECOMMUNICATIONS -- 2.6%
        Level 3 Communications, Inc.+.................... 109,300 $    777,123
        Nextel Communications, Inc.+..................... 119,100    1,785,309
                                                                  ------------
                                                                     2,562,432
TRADITIONAL HEAVY INDUSTRY-- 10.3%
        3M Co............................................  13,500    1,707,345
        CLARCOR Inc......................................  28,400    1,033,760
        Danaher Corp.....................................  33,100    2,215,052
        Graco Inc........................................  64,800    1,993,248
        Illinois Tool Works Inc..........................  16,000      992,800
        Jacobs Engineering Group Inc.+...................  23,800      929,152
        Rockwell Automation, Inc.........................  56,100    1,326,765
                                                                  ------------
                                                                    10,198,122
TRANSPORTATION -- 1.0%
        J.B. Hunt Transport Services, Inc.+..............  27,300    1,011,192
                                                                  ------------
                                                                     1,011,192
    TOTAL INVESTMENT SECURITIES (Cost $84,348,298).......           94,611,524
                                                                    ----------
SHORT-TERM SECURITIES -- 3.4%
        SEI Daily Income Trust Government Fund..........1,665,559    1,665,559
        SEI Daily Income Trust Treasury Fund............1,665,559    1,665,559
                                                                  ------------
    TOTAL SHORT-TERM SECURITIES (Cost $3,331,118).......             3,331,118
                                                                     ---------
Total Investments-- 99.2% (Cost $87,679,416)............            97,942,642
Other Assets Less Liabilities-- 0.8%....................               826,135
                                                                  ------------
Net Assets-- 100.0%.....................................          $ 98,768,777
                                                                  ============
+ Non-income producing security


BRAZOS MUTUAL FUNDS-- MID CAP PORTFOLIO

Portfolio of Investments (Unaudited)    May 31, 2003

         Security Description                            Shares        Value
-----------------------------------------------------    ------       -------
COMMON STOCK -- 95.6%
BUSINESS SERVICES-- 4.1%
        CheckFree Corp.+..............................   53,000 $     1,297,440
        Choicepoint Inc.+.............................   38,500       1,451,065
        Iron Mountain Inc.+...........................   70,450       2,782,775
                                                                ---------------
                                                                      5,531,280
CONSUMER DURABLES-- 3.3%
        Electronic Arts Inc.+.........................   15,900       1,090,104
        Lennar Corp...................................   36,200       2,427,210
        Pulte Homes, Inc..............................   14,800         970,732
                                                                ---------------
                                                                      4,488,046
CONSUMER MERCHANDISING-- 5.4%
        Abercrombie & Fitch Co.+......................   19,200         548,160
        Bed Bath & Beyond, Inc.+......................   37,900       1,585,736
        Brinker International, Inc.+..................   68,600       2,389,338
        Coach, Inc.+..................................   29,300       1,439,509
        Pier 1 Imports, Inc...........................   63,400       1,274,974
                                                                ---------------
                                                                      7,237,717
CONSUMER SERVICES-- 6.8%
        Apollo Group, Inc.+...........................   54,650       3,192,653
        Career Education Corp.+.......................   22,700       1,394,007
        Corinthian Colleges, Inc.+....................   14,800         696,192
        DeVry, Inc.+..................................   44,400       1,115,772
        International Game Technology+................   30,400       2,676,416
                                                                ---------------
                                                                      9,075,040
ELECTRONIC COMPONENTS-- 7.0%
        Altera Corporation+...........................   79,700       1,536,616
        Linear Technology Corporation.................   55,700       2,025,252
        Microchip Technology Inc......................   52,950       1,260,740
        QLogic Corp.+.................................   66,400       3,325,976
        Silicon Laboratories Inc.+....................   43,600       1,297,100
                                                                ---------------
                                                                      9,445,684
ELECTRONIC TECHNOLOGY-- 5.9%
        Comverse Technology, Inc.+....................   97,500       1,482,975
        Jabil Circuit, Inc.+..........................   73,900       1,551,161
        Netscreen Technologies+.......................   55,600       1,244,884
        Scientific-Atlanta, Inc.......................   53,400       1,051,446
        Zebra Technologies Corporation+...............   34,800       2,540,017
                                                                ---------------
                                                                      7,870,483
ENERGY -- 12.3%
        ENSCO International Inc.......................  102,100 $     3,063,000
        Nabors Industrial Inc.+.......................   31,300       1,411,004
        National-Oilwell, Inc.+.......................   92,800       2,256,896
        Noble Energy, Inc.............................   38,400       1,398,912
        Peabody Energy Corporation....................   63,700       2,092,545
        Pogo Producing Company........................   46,300       1,981,640
        Suncor Energy, Inc............................   63,200       1,166,040
        Weatherford International Ltd.+...............   16,100         730,135
        XTO Energy, Inc...............................  113,466       2,434,980
                                                                ---------------
                                                                     16,535,152
FINANCIAL INSTITUTIONS-- 2.7%
        Ameritrade Holding Corporation+...............  129,300       1,018,884
        Capital One Financial Corporation.............   35,800       1,724,486
        PartnerRe Ltd.................................   16,100         855,232
                                                                ---------------
                                                                      3,598,602
FINANCIAL SERVICES & SOFTWARE-- 1.4%
        Fiserv, Inc.+.................................   58,200       1,925,838
                                                                ---------------
                                                                      1,925,838
HEALTHCARE PRODUCTS-- 10.3%
        Barr Laboratories, Inc.+......................   72,300       3,813,825
        Biovail Corporation+..........................   59,700       2,784,408
        Medicis Pharmaceutical Corp., Class A+........   51,400       2,878,400
        Mylan Laboratories Inc........................   88,600       2,558,768
        Teva Pharmaceutical Industries Ltd............   33,800       1,713,288
                                                                ---------------
                                                                     13,748,689
HEALTHCARE SERVICES-- 9.3%
        AdvancePCS+...................................   86,600       2,875,986
        Anthem, Inc.+.................................   19,600       1,437,660
        Caremark Rx, Inc.+............................  143,700       3,244,746
        Coventry Health Care, Inc.+...................   15,600         681,096
        Express Scripts, Inc.+........................   49,900       3,265,456
        Omnicare, Inc.................................   36,400         988,260
                                                                ---------------
                                                                     12,493,204
HEALTHCARE TECHNOLOGY-- 6.5%
        Biomet, Inc...................................   41,100       1,130,250
        Celgene Corp.+................................   75,100       2,364,148
        Gilead Sciences, Inc.+........................   27,300       1,440,348
        MedImmune, Inc.+..............................   35,400       1,254,930
        Varian Medical Systems, Inc.+.................   23,600       1,315,700
        Zimmer Holdings, Inc.+........................   27,600       1,238,136
                                                                ---------------
                                                                      8,743,512
MEDIA -- 3.8%
        Entercom Communications Corp.+................   40,000       1,942,000
        Getty Images, Inc.+...........................   17,400         702,960
        Westwood One, Inc.+...........................   73,300       2,481,938
                                                                ---------------
                                                                      5,126,898
TECHNOLOGY SERVICES & SOFTWARE-- 5.7%
        Mercury Interactive Corp.+....................   64,900       2,551,219
        National Instruments Corporation+.............   29,500       1,072,325
        Symantec Corporation+.........................   60,900       2,753,898
        VERITAS Software Corporation+.................   43,600       1,209,900
                                                                ---------------
                                                                      7,587,342
TELECOMMUNICATIONS -- 0.8%
        Level 3 Communications, Inc.+.................  148,300 $     1,054,413
                                                                ---------------
                                                                      1,054,413
TRADITIONAL HEAVY INDUSTRY-- 5.1%
        Danaher Corp..................................   44,400       2,971,248
        Jacobs Engineering Group Inc.+................   59,300       2,315,072
        Rockwell Automation, Inc......................   66,800       1,579,820
                                                                ---------------
                                                                      6,866,140
TRANSPORTATION -- 5.2%
        C.H. Robinson WorldWide, Inc..................   67,700       2,516,409
        J.B. Hunt Transport Services, Inc.+...........   37,000       1,370,480
        Swift Transportation Co., Inc.+...............   74,300       1,526,122
        Werner Enterprises, Inc.......................   67,900       1,556,268
                                                                ---------------
                                                                      6,969,279
    TOTAL INVESTMENT SECURITIES (Cost $113,355,883)...              128,297,319
                                                                    -----------
SHORT-TERM SECURITIES -- 5.7%
        SEI Daily Income Trust Government Fund........3,808,192       3,808,192
        SEI Daily Income Trust Treasury Fund..........3,808,192       3,808,192
                                                                ---------------
    TOTAL SHORT-TERM SECURITIES (Cost $7,616,384).....                7,616,384
                                                                      ---------
Total Investments-- 101.3% (Cost $120,972,267)........              135,913,703
Liabilities In Excess of Other Assets-- (1.3)%........               (1,803,482)
                                                                ---------------
Net Assets-- 100.0%...................................          $   134,110,221
                                                                ===============
+   Non-income producing security

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities (Unaudited) May 31, 2003

                                                           Real Estate
                                            Small Cap      Securities       Micro Cap     Multi Cap       Mid Cap
                                            Portfolio       Portfolio       Portfolio     Portfolio      Portfolio
                                            ---------       ---------       ---------     ---------      ---------
ASSETS:
    Investment securities, at value*.  $  703,979,044    $ 132,382,533  $  184,869,761 $  94,611,524  $ 128,297,319
    Short-term securities*...........      11,364,404        6,015,464       4,659,428     3,331,118      7,616,384
    Receivable for investments sold..      22,828,787       12,058,027       2,639,485     1,605,308             --
    Interest and dividends
      receivable.....................          68,031          219,196          11,814        21,935         22,732
    Receivable for shares of
beneficial                                    484,682           31,435         630,687       365,351        235,000
      interest sold..................
    Prepaid expenses and other
      Assets.........................          83,356           34,051          10,614        39,349         24,577
                                       --------------    -------------  -------------- -------------  -------------
      Total assets...................     738,808,304      150,740,706     192,821,789    99,974,585    136,196,012
                                       --------------    -------------  -------------- -------------  -------------
LIABILITIES:
    Payable for investments
      purchased......................       8,177,756        2,536,127       1,534,159       867,549      1,851,808
    Payable for shares of beneficial
      interest redeemed..............         622,421        1,495,589         149,819       161,216         55,550
    Investment advisory and management
      fees payable...................         540,884          112,385         183,083        59,786         81,615
    Accrued expenses.................         156,307           54,814          66,179        44,027         40,147
    Administration fee payable.......          88,169           23,856          27,133        16,818         16,684
    Distribution and service
      maintenance fees payable.......           9,120            7,159           9,939        56,412         39,987
                                       --------------    -------------  -------------- -------------  -------------
      Total liabilities..............       9,594,657        4,229,880       1,970,312     1,205,808      2,085,791
                                       --------------    -------------  -------------- -------------  -------------
        Net assets...................  $  729,213,647    $ 146,510,826  $  190,851,477 $  98,768,777  $ 134,110,221
                                       ==============    =============  ============== =============  =============
NET ASSETS WERE COMPOSED OF:
    Shares of beneficial interest at
      par value of $.001.............  $       51,438    $      13,806  $       13,868 $       8,629  $      14,649
    Paid-in capital..................     881,525,190      134,454,909     264,427,727   145,183,744    154,617,642
                                       --------------    -------------  -------------- -------------  -------------
                                          881,576,628      134,468,715     264,441,595   145,192,373    154,632,291
    Accumulated undistributed net
      investment income (loss).......      (2,934,629)       1,790,786      (1,176,918)     (432,326)      (464,452)
    Accumulated undistributed net
      realized loss on investments...    (254,726,491)      (2,250,212)   (107,797,904)  (56,254,496)   (34,999,054)
    Net unrealized appreciation/
      depreciation of investments....     105,298,139       12,501,537      35,384,704    10,263,226     14,941,436
                                       --------------    -------------  -------------- -------------  -------------
        Net assets...................  $  729,213,647    $ 146,510,826  $  190,851,477 $  98,768,777  $ 134,110,221
                                       ==============    =============  ============== =============  =============
    *Identified cost:
    Investment securities............  $  598,680,905    $ 119,880,996  $  149,485,057 $  84,348,298  $ 113,355,883
                                       ==============    =============  ============== =============  =============
    Short-term securities............  $   11,364,404    $   6,015,464  $    4,659,428 $   3,331,118  $   7,616,384
                                       ==============    =============  ============== =============  =============

                                                           Real Estate
                                            Small Cap      Securities       Micro Cap     Multi Cap         Mid Cap
                                            Portfolio       Portfolio       Portfolio     Portfolio       Portfolio
                                            ---------       ---------       ---------     ---------       ---------
Class Y (unlimited shares authorized):
  Net assets........................    $ 715,094,859     $ 138,262,219   $ 174,845,883   $ 58,299,900    $ 107,014,852
  Shares of beneficial interest issued
    and outstanding.................       50,410,295        13,027,900      12,690,498      5,059,257       11,655,446
  Net asset value, offering and
    redemption price per share......   $        14.19    $        10.61  $        13.78  $       11.52   $         9.18
                                       ==============    ==============  ==============  =============   ==============
Class N^# (unlimited shares authorized):
    Net assets........................  $   7,747,071     $   3,075,563   $   7,573,915   $ 32,296,007    $  27,095,369
    Shares of beneficial interest issued
      and outstanding.................        557,735           289,693         552,734      2,841,661        2,993,734
    Net asset value, offering and
      redemption price per share...... $        13.89    $        10.62  $        13.70  $       11.37   $         9.05
                                       ==============    ==============  ==============  =============   ==============
Class B* (unlimited shares authorized):
    Net assets........................  $   3,053,721     $   2,814,491   $   4,128,650   $  4,695,900
    Shares of beneficial interest issued
      and outstanding.................        225,131           265,876         305,703        418,708
    Net asset value, offering and
      redemption price per share share
      (excluding any applicable
       contingent deferred sales
       charge).......................  $        13.56    $        10.59  $        13.51  $       11.22
                                       ==============    ==============  ==============  =============


Class II (unlimited shares
  authorized):
    Net assets........................ $    3,317,996     $   2,358,553   $   4,303,029   $  3,476,970
    Shares of beneficial interest issued
      and outstanding.................        244,954           222,678         318,623        309,813
    Net asset value, offering and
      redemption price per share
      (excluding any applicable
       contingent
      deferred sales charge).......... $        13.55    $        10.59  $        13.51  $       11.22
  Maximum sales charge (1.00% of
   offering price).....................          0.14              0.11            0.14           0.11
                                       --------------    --------------  --------------  -------------

  Maximum offering price to public.... $        13.69    $        10.70  $        13.65  $       11.33
                                       ==============    ==============  ==============  =============

^ Formerly Class A shares.
# Effective November 25, 2002 Class B & II Shares of the Mid Cap Portfolio were redesignated as Class N Shares.
* Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares.



BRAZOS MUTUAL FUNDS

Statement of Operations (Unaudited)-- For the six months ended May 31, 2003


                                                            Real Estate
                                               Small Cap     Securities     Micro Cap    Multi Cap       Mid Cap
                                               Portfolio      Portfolio     Portfolio    Portfolio      Portfolio
                                               ---------      ---------     ---------    ---------      ---------
INVESTMENT INCOME:
Income:
  Interest.................................  $     301,062 $     16,984  $     43,363 $      42,068  $     97,215
  Dividends................................        672,876    4,720,131       105,248       147,266        90,580
                                             ------------- ------------  ------------ -------------  ------------
      Total investment income..............        973,938    4,737,115       148,611       189,334       187,795
                                             ------------- ------------  ------------ -------------  ------------
Expenses:
  Investment advisory and management
    fees...................................      3,095,370      646,641     1,026,173       372,413       449,831
  Administration fees......................        262,119       65,201        79,960        51,093        45,411
  Distribution and service maintenance
    fees-- Class N.........................         12,404        5,357        12,486        53,375        44,533
  Distribution and service maintenance
    fees-- Class B.........................         14,711       14,173        19,596        24,033            --
  Distribution and service maintenance
    fees-- Class II........................         16,892       12,519        21,370        19,317            --
  Transfer agent fees and expenses.........        120,826       43,298        82,395        44,208        31,664
  Registration fees........................         36,525       11,496        25,989        14,153        10,220
  Fund accounting expenses.................         64,719       25,563        29,443        23,000        21,925
  Custodian fees and expenses..............         47,223       13,229        14,080         9,825        10,771
  Audit and tax fees.......................         29,529        6,646         7,999         4,579         6,298
  Trustees' fees and expenses..............         57,781       11,020        14,265         7,427         9,199
  Printing expense.........................         26,990        2,602         9,613         1,891         3,719
  Legal fees and expenses..................         89,614       16,786        21,168        12,222        14,744
  Insurance expense........................         21,682        3,127         6,841         2,159         3,788
  Miscellaneous expenses...................         12,182          423         1,349           882           144
                                             ------------- ------------  ------------ -------------  ------------
      Total expenses.......................      3,908,567      878,081     1,372,727       640,577       652,247
      Less: Expenses waived/reimbursed.....             --      (26,009)      (47,198)      (18,917)           --
                                             ------------- ------------  ------------ -------------  ------------
      Net expenses.........................      3,908,567      852,072     1,325,529       621,660       652,247
                                             ------------- ------------  ------------ -------------  ------------
Net investment income (loss)...............     (2,934,629)   3,885,043    (1,176,918)     (432,326)     (464,452)
                                             ------------- ------------  ------------ -------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments....    (38,290,692)   1,852,344     1,438,395   (10,461,982)   (6,638,387)
Net change in unrealized
  appreciation/depreciation on
  investments..............................     85,439,852   10,648,872    22,018,486    14,261,191    16,291,462
                                             ------------- ------------  ------------ -------------  ------------
Net realized and unrealized gain on
  Investments..............................     47,149,160   12,501,216    23,456,881     3,799,209     9,653,075
                                             ------------- ------------  ------------ -------------  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS................  $  44,214,531 $ 16,386,259  $ 22,279,963 $   3,366,883  $  9,188,623
                                             ============= ============  ============ =============  ============



BRAZOS MUTUAL FUNDS

Statement of Changes in Net Assets                         May 31, 2003


                                                                                            Real Estate
                                                    Small Cap Portfolio                Securities Portfolio
                                              --------------------------------- ----------------------------------
                                                 For the                              For the
                                               six months           For the         six months         For the
                                                  ended           year ended           ended         year ended
                                              May 31, 2003       November 30,      May 31, 2003     November 30,
                                               (Unaudited)           2002           (Unaudited)         2002
                                              --------------  ----------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)................  $(2,934,629)      $(6,864,238)        $3,885,043      $ 6,495,155
  Net realized gain (loss) on investments.....   (38,290,692)      (154,658,634)       1,852,344       17,956,390
  Net change in unrealized appreciation/
    depreciation on investments...............    85,439,852        (88,140,996)      10,648,872      (14,070,640)
                                              --------------  ----------------- ---------------- ----------------
  Net increase (decrease) in net assets
    resulting from operations.................    44,214,531       (249,663,868)      16,386,259       10,380,905
                                              --------------  ----------------- ---------------- ----------------
Dividends and distributions to
  shareholders:
  From net investment income (Class Y)........            --                 --       (2,112,213)      (6,477,624)
  From net investment income (Class N)........            --                 --          (43,636)        (116,205)
  From net investment income (Class B)........            --                 --          (32,674)         (88,272)
  From net investment income (Class II).......            --                 --          (28,254)         (91,577)
  From net realized gain on investments
    (Class Y).................................            --                 --      (12,025,214)              --
  From net realized gain on investments
    (Class N).................................            --                 --         (292,828)              --
  From net realized gain on investments
    (Class B).................................            --                 --         (270,107)              --
  From net realized gain on investments
    (ClassII).................................            --                 --         (239,645)              --
                                              --------------  ----------------- ---------------- ----------------
Total dividends and distributions to
  Shareholders................................            --                 --      (15,044,571)      (6,773,678)
                                              --------------  ----------------- ---------------- ----------------
Net increase (decrease) in net assets
    resulting from capital share
    transactions (Note 5).....................   (60,187,013)        80,704,104      (19,283,580)     (24,398,192)
                                              --------------  ----------------- ---------------- ----------------
Total decrease in net assets..................   (15,972,482)      (168,959,764)     (17,941,892)     (20,790,965)
NET ASSETS:
Beginning of period...........................   745,186,129        914,145,893      164,452,718      185,243,683
                                              --------------  ----------------- ---------------- ----------------
End of period (including undistributed net
  investment income of $(2,934,629), $0,
  $1,790,786, $122,520, respectively).........  $729,213,647       $745,186,129     $146,510,826     $164,452,718
                                              ==============  ================= ================ ================



                                      Micro Cap Portfolio            Multi Cap Portfolio         Mid Cap Portfolio
                                ------------------------------ ----------------------------- ---------------------------
                                  For the six      For the     For the six      For the      For the six      For the
                                  months ended    year ended   months ended    year ended    months ended    year ended
                                  May 31, 2003   November 30,  May 31, 2003   November 30,   May 31, 2003   November 30,
                                  (Unaudited)        2002      (Unaudited)        2002       (Unaudited)        2002
                                -------------- --------------- ------------- --------------- ------------- -------------
   INCREASE (DECREASE) IN NET
ASSETS:
Operations:
  Net investment loss..........  $  (1,176,918) $   (3,990,485) $   (432,326) $ (1,080,863) $    (464,452) $   (860,244)
  Net realized gain (loss) on
    Investments................      1,438,395    (93,244,556)   (10,461,982)  (38,306,866)    (6,638,387)  (21,015,413)
  Net change in unrealized
    appreciation/depreciation on
    investments................     22,018,486    (16,184,291)    14,261,191   (10,695,404)    16,291,462    (7,135,196)
                                 ------------- --------------  ------------- -------------  ------------- --------------
  Net increase (decrease) in net
    assets resulting from
    operations.................     22,279,963   (113,419,332)     3,366,883   (50,083,133)     9,188,623   (29,010,853)
                                 ------------- --------------  ------------- -------------  ------------- --------------
Dividends and distributions
  to shareholders:
  From net investment income
    (Class Y)..................             --             --             --            --             --            --
  From net investment income
    (Class N)..................             --             --             --            --             --            --
  From net investment income
    (Class B)..................             --             --             --            --             --            --
  From net investment income
    (Class II).................             --             --             --            --             --            --
  From net realized gain on
    investments (Class Y)......             --             --             --            --             --            --
  From net realized gain on
    investments (Class N)......             --             --             --            --             --            --
  From net realized gain on
    investments (Class B)......             --             --             --            --             --            --
  From net realized gain on
    investments (Class II).....             --             --             --            --             --            --
                                 ------------- --------------  ------------- -------------  ------------- -------------
Total dividends and
  distributions to
  shareholders.................             --             --             --            --             --            --
                                 ------------- --------------  ------------- -------------  ------------- -------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions (Note 5)..    (31,017,822)     3,263,090    (18,499,030)   56,053,148      9,926,160    79,413,708
                                 ------------- --------------  ------------- -------------  ------------- -------------
Total increase (decrease) in net
  assets.......................     (8,737,859)  (110,156,242)   (15,132,147)    5,970,015     19,114,783    50,402,855
NET ASSETS:
Beginning of period............    199,589,336    309,745,578    113,900,924   107,930,909    114,995,438    64,592,583
                                 ------------- --------------  ------------- -------------  ------------- -------------
End of period (including
  undistributed net investment
  income of $(1,176,918), $0,
  $(432,326), $0, $(464,452) $0,
  respectively)................  $ 190,851,477 $  199,589,336  $  98,768,777 $ 113,900,924  $ 134,110,221 $ 114,995,438
                                 ============= ==============  ============= =============  ============= =============



BRAZOS MUTUAL FUNDS

Financial Highlights                          May 31, 2003


                               SMALL CAP PORTFOLIO

                                 Net
                                gain
                                (loss)on
                                invest-
                                ments      Total       Dividends Distri-
             Net Asset   Net    (realized  from        from net  butions
              Value,    invest-  and       invest-     invest-   from     Total
   Period    beginning   ment   unreal-    ment        ment      capital distri-
    Ended    of period  loss(1)  ized)     operations  income    gains   butions
   ------    ---------  ------- ---------  ----------  --------- ------  -------
                                 Class Y
11/30/1998    $ 13.49  $(0.11)  $0.79       $0.68      $  --     $(0.10) $(0.10)
11/30/1999      14.07   (0.13)   4.60        4.47         --       --      --
11/30/2000      18.54   (0.09)   2.75        2.66         --      (1.94)  (1.94)
11/30/2001      19.26   (0.08)  (0.97)      (1.05)        --      (0.62)  (0.62)
11/30/2002      17.59   (0.12)  (4.20)      (4.32)        --        --      --
5/31/03(7)      13.27   (0.05)   0.97        0.92         --        --      --
                                 Class N(6)
9/8/99 -
 11/30/99(3)  $ 16.90$  (0.05$   1.65       $1.60     $   --     $  --   $  --
11/30/2000      18.50   (0.23)   2.76        2.53         --      (1.94)  (1.94)
11/30/2001      19.09   (0.20)  (0.94)      (1.14)        --      (0.62)  (0.62)
11/30/2002      17.33   (0.22)  (4.09)      (4.31)        --        --      --
5/31/03(7)      13.02   (0.07)   0.94        0.87         --        --      --
                                 Class B
9/8/99 -
 11/30/99(3)  $ 16.90$  (0.09$   1.68 $    1.59       $   --     $  --   $  --
11/30/2000      18.49   (0.37)   2.76      2.39           --      (1.94)  (1.94)
11/30/2001      18.94   (0.30)  (0.93)    (1.23)          --      (0.62)  (0.62)
11/30/2002      17.09   (0.31)  (4.03)    (4.34)          --        --      --
5/31/03(7)      12.75   (0.11)   0.92      0.81           --        --      --
                                 Class II
9/8/99 -
 11/30/99(3)  $ 16.90$  (0.08$   1.68 $    1.60      $    --     $  --   $  --
11/30/2000      18.50   (0.36)   2.74      2.38           --      (1.94)  (1.94)
11/30/2001      18.94   (0.30)  (0.94)    (1.24)          --      (0.62)  (0.62)
11/30/2002      17.08   (0.41)  (3.93)    (4.34)          --        --      --
5/31/03(7)      12.74   (0.11)   0.92      0.81           --        --      --



                                          Ratio
              Net                         of net      Ratio
              Asset             Net       expenses    of net
              Value,            Assets    to          investment
              end               end of    average     loss to
   Period     of      Total     period    net         average    Portfolio
    Ended     period  return(2) (000's)   assets(net  assets     Turnover
   ------    -------- -------- ---------  ----------  ---------  ------
                                    Class Y
11/30/1998    14.07      5.06%  $313,207     1.21%    (0.71)%    104%
11/30/1999    18.54     31.77    627,978     1.08     (0.78)     105
11/30/2000    19.26     13.36    890,033     1.03     (0.40)     132
11/30/2001    17.59     (5.97)   852,689     1.05     (0.44)      75
11/30/2002    13.27    (24.56)   730,498     1.03     (0.75)     116
5/31/03(7)    14.19      6.93    715,095     1.12(4)  (0.84)(4)   72
                                  Class N (6)
9/8/99 -
 11/30/99(3)  18.50      9.47%  $    394     1.65%(4) (1.46)%(4) 105%
11/30/2000    19.09     12.68      2,706     1.65     (1.01)     132
11/30/2001    17.33     (6.51)    50,417     1.61     (1.05)      75
11/30/2002    13.02    (24.87)     7,177     1.63     (1.34)     116
5/31/03(7)    13.89      6.68      7,747     1.42(4)  (1.14)(4)   72
                                    Class B
 11/30/99(3)  18.49      9.41%  $    562 2    .30%(4) (2.12)%(4) 105%
11/30/2000    18.94     11.92      1,917 2    .30     (1.66)     132
11/30/2001    17.09     (7.05)     4,935 2    .30     (1.72)      75
11/30/2002    12.75    (25.39)     3,478 2    .26     (1.99)     116
5/31/03(7)    13.56      6.35      3,054 2    .07(4)  (1.79)(4)   72
                                    Class II
9/8/99 -
 11/30/99(3)  18.50      9.47%$      397 2    .30%(4) (2.11)%(4) 105%
11/30/2000    18.94     11.86      1,454 2    .30     (1.67)     132
11/30/2001    17.08     (7.10)     6,104 2    .30     (1.73)      75
11/30/2002    12.74    (25.41)     4,033 2    .27     (2.56)     116
5/31/03(7)    13.55      6.36      3,318 2    .07(4)  (1.79)(4)   72

----------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                           11/30/1998 11/30/1999 11/30/2000 11/30/2001 11/30/2002 5/31/2003(4)(7)
Small Cap Portfolio Class     1.21%      1.08%     1.03%      1.05%      1.03%       1.12%
Y........................
Small Cap Portfolio Class       --       1.79(4)   2.80       1.71       1.64        1.42
N........................
Small Cap Portfolio Class       --       2.44(4)   4.13       2.83       2.38        2.07
B........................
Small Cap Portfolio Class       --       2.44(4)   4.89       2.83       2.36        2.07
II.......................

(6) Formerly Class A shares
(7) Unaudited

                        REAL ESTATE SECURITIES PORTFOLIO

                                Net
                               gain
                               (loss)on
                               invest-
                               ments      Total       Dividends Distri-
            Net Asset   Net    (realized  from        from net  butions
             Value,    invest-  and       invest-     invest-   from     Total
  Period    beginning   ment   unreal-    ment        ment      capital distri-
   Ended    of period  loss(1)  ized)     operations  income    gains   butions
  ------    ---------  ------- ---------  ----------  --------- ------  -------

                                   Class Y
11/30/1998   $ 11.24   $ 0.44  $(1.90)   $ (1.46)    $ (0.43)  $ (0.14 $ (0.57)
11/30/1999      9.21     0.47   (1.17)     (0.70)      (0.44)      --    (0.44)
11/30/2000      8.07     0.45    1.19       1.64       (0.39)      --    (0.39)
11/30/2001      9.32     0.39    1.06       1.45       (0.45)      --    (0.45)
11/30/2002     10.32     0.40    0.23       0.63       (0.42)      --    (0.42)
5/31/03(7)     10.53     0.27    0.88       1.15       (0.16)    (0.91)  (1.07)
                                   Class N(6)
9/8/99 -
11/30/99(3)  $  8.80   $ 0.12  $(0.74)   $ (0.62)    $ (0.12)$     --  $ (0.12)
11/30/2000      8.06     0.41    1.17       1.58       (0.33)      --    (0.33)
11/30/2001      9.31     0.37    1.02       1.39       (0.40)      --    (0.40)
11/30/2002     10.30     0.34    0.26       0.60       (0.36)      --    (0.36)
5/31/03(7)     10.54     0.25    0.88       1.13       (0.14)    (0.91)  (1.05)
                                   Class B
9/8/99 -
11/30/99(3)  $  8.80   $ 0.10  $(0.73)   $ (0.63)    $ (0.12)$     --  $ (0.12)
11/30/2000      8.05     0.35    1.17       1.52       (0.28)      --    (0.28)
11/30/2001      9.29     0.29    1.04       1.33       (0.33)      --    (0.33)
11/30/2002     10.29     0.27    0.25       0.52       (0.29)      --    (0.29)
5/31/03(7)     10.52     0.22    0.87       1.09       (0.11)    (0.91)  (1.02)
                                   Class II
9/8/99 -
11/30/99(3)  $  8.80   $ 0.11  $(0.74)   $ (0.63)    $ (0.12)$     --  $ (0.12)
11/30/2000      8.05     0.34    1.18       1.52       (0.28)      --    (0.28)
11/30/2001      9.29     0.27    1.06       1.33       (0.33)      --    (0.33)
11/30/2002     10.29     0.27    0.25       0.52       (0.29)      --    (0.29)
5/31/03(7)     10.52     0.22    0.87       1.09       (0.11)    (0.91)  (1.02)


                                              Ratio
              Net                            of net      Ratio
              Asset                Net       expenses    of net
              Value,               Assets    to          investment
              end                  end of    average     loss to
   Period     of         Total     period    net         average    Portfolio
    Ended     period     return(2) (000's)   assets(net  assets     Turnover
   ------    --------    -------- ---------  ----------  ---------  ------

11/30/1998   $9.21       (13.64)%  $ 84,789    1.25%     4.19%       157%
11/30/1999    8.07        (7.86)    128,997    1.19      5.23        100
11/30/2000    9.32        20.64     193,824    1.10      4.99         66
11/30/2001   10.32        15.81     178,250    1.12      4.27         67
11/30/2002   10.53         6.00     154,956    1.11      3.78         71
5/31/03(7)   10.61        12.08     138,262    1.14(4)   5.45(4)      17

9/8/99 -
11/30/99(3)  $8.06        (7.06)%  $    143    1.65%(4)  6.13%(4)    100%
11/30/2000    9.31        19.81         537    1.65      4.29         66
11/30/2001   10.30        15.18       2,213    1.65      3.66         67
11/30/2002   10.54         5.77       3,432    1.64      3.14         71
5/31/03(7)   10.62        11.88       3,076    1.54(4)   5.05(4)      17

9/8/99 -
11/30/99(3)  $8.05        (7.20)%  $    162    2.30%(4)  5.48%(4)    100%
11/30/2000    9.29        19.14         738    2.30      3.90         66
11/30/2001   10.29        14.52       2,339    2.30      2.96         67
11/30/2002   10.52         4.99       3,255    2.30      2.49         71
5/31/03(7)   10.59        11.49       2,814    2.19(4)   4.40(4)      17

9/8/99 -
11/30/99(3)  $8.05        (7.20)%  $    143    2.30%(4)  5.61%(4)    100%
11/30/2000    9.29        19.14       1,016    2.30      3.76         66
11/30/2001   10.29        14.52       2,441    2.30      2.95         67
11/30/2002   10.52         4.99       2,810    2.30      2.44         71
5/31/03(7)   10.59        11.47       2,359    2.19(4)   4.40(4)      17

----------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                11/30/1998 11/30/1999 11/30/2000 11/30/2001 11/30/2002 5/31/2003(4)(7)
    Real Estate Securities
Portfolio Class                    1.31%     1.19%      1.10%      1.12%      1.11%       1.18%
      Y.........................
    Real Estate Securities
Portfolio Class                      --      1.83%(4)   5.07%      2.80%      1.84%       1.58%
      N.........................
    Real Estate Securities
Portfolio Class                      --      2.48%(4)   7.15%      3.56%      2.49%       2.23%
      B.........................
    Real Estate Securities
Portfolio Class                      --      2.48%(4)   8.79%      3.27%      2.47%       2.23%
      II........................

(6) Formerly Class A shares
(7) Unaudited

                               MICRO CAP PORTFOLIO

                               Net
                              gain
                              (loss)on
                              invest-
                              ments      Total       Dividends Distri-
           Net Asset   Net    (realized  from        from net  butions
            Value,    invest-  and       invest-     invest-   from     Total
 Period    beginning   ment   unreal-    ment        ment      capital distri-
  Ended    of period  loss(1)  ized)     operations  income    gains   butions
 ------    ---------  ------- ---------  ----------  --------- ------  -------
                               Class Y
12/31/1997
11/30/98(3) $ 10.00   $ (0.05$   2.08    $ 2.03      $  --    $   -- $    --
11/30/1999    12.03     (0.14)   7.91      7.77         --      (1.47)  (1.47)
11/30/2000    18.33     (0.18)   6.83      6.65         --      (5.51)  (5.51)
11/30/2001    19.47     (0.16)   0.62      0.46         --      (2.00)  (2.00)
11/30/2002    17.93     (0.20)  (5.62)    (5.82)        --        --      --
5/31/03(7)    12.11     (0.08)   1.75      1.67         --        --      --
                               Class  N(6)
5/1/01 -
11/30/01(3) $ 19.51   $ (0.15$  (1.48)   $(1.63)     $  --    $   -- $    --
11/30/2002    17.88     (0.28)  (5.53)    (5.81)        --        --      --
5/31/03(7)    12.07     (0.10)   1.73      1.63         --        --      --
                               Class B
5/1/01 -
11/30/01(3) $ 19.51   $ (0.22$  (1.48)   $(1.70)     $  --  $     -- $    --
11/30/2002    17.81     (0.38)  (5.50)    (5.88)        --        --      --
5/31/03(7)    11.93     (0.13)   1.71      1.58         --        --      --
                               Class II
5/1/01 -
11/30/01(3) $ 19.51   $ (0.21$  (1.49)   $(1.70)     $  --  $     -- $    --
11/30/2002    17.81     (0.38)  (5.50)    (5.88)        --        --      --
5/31/03(7)    11.93     (0.13)   1.71      1.58         --        --      --

                                             Ratio
              Net                            of net      Ratio
              Asset                Net       expenses    of net
              Value,               Assets    to          investment
              end                  end of    average     loss to
   Period     of         Total     period    net         average    Portfolio
    Ended     period     return(2) (000's)   assets(net  assets     Turnover
   ------    --------    -------- ---------  ----------  ---------  ------

12/31/1997
11/30/98(3)  $12.03      20.30%   $ 47,774   1.60%(4)    (0.46)%(4)   121%
11/30/1999   18.33       65.67     121,914   1.54        (0.95)       150
11/30/2000   19.47       34.65     181,165   1.46        (0.77)       159
11/30/2001   17.93        1.86     259,632   1.42        (0.92)        71
11/30/2002   12.11      (32.46)    181,603   1.42        (1.23)       134
5/31/03(7)   13.78       13.79     174,846   1.49(4)     (1.32)(4)     68

5/1/01 -

11/30/01(3)  $17.88       (8.35)%  $ 22,357  1.90%(4)    (1.52)%(4)    71%
11/30/2002    12.07(      32.49)      8,373  1.90        (1.71)       134
5/31/03(7)    13.70       13.50       7,574  1.79(4)     (1.62)(4)     68

5/1/01 -
11/30/01(3)  $17.81       (8.71)%  $ 12,609  2.55%(4)    (2.17)%(4)    71%
11/30/2002    11.93(      33.02)      4,465  2.55        (2.36)       134
5/31/03(7)    13.51       13.24       4,129  2.44(4)     (2.27)(4)     68

5/1/01 -
11/30/01(3)  $17.81       (8.71)%  $ 15,147  2.55%(4)    (2.17)%(4)    71%
11/30/2002    11.93(      33.02)      5,149  2.55        (2.36)       134
5/31/03(7)    13.51       13.24       4,303  2.44(4)     (2.27)(4)     68
----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:


                            11/30/1998 11/30/1999 11/30/2000 11/30/2001 11/30/2002 5/31/2003(4)(7)
Micro Cap Portfolio Class    1.90%(4)    1.54%     1.46%      1.42%      1.42%       1.55%
Y........................
Micro Cap Portfolio Class      --          --        --       2.48(4)    2.14        1.85
N........................
Micro Cap Portfolio Class      --          --        --       3.28(4)    2.75        2.50
B........................
Micro Cap Portfolio Class      --          --        --       3.16(4)    2.75        2.50
II.......................

(6) Formerly Class A shares
(7) Unaudited

                               MULTI CAP PORTFOLIO

                                 Net
                                gain
                                (loss)on
                                invest-
                                ments      Total       Dividends Distri-
             Net Asset   Net    (realized  from        from net  butions
              Value,    invest-  and       invest-     invest-   from     Total
 Period      beginning   ment   unreal-    ment        ment      capital distri-
  Ended      of period  loss(1)  ized)     operations  income    gains   butions
 ------      ---------  ------- ---------  ----------  --------- ------  -------
12/31/98 -
 11/30/99(3)  $ 10.00  $(0.05  $ 6.96      $ 6.91       $ --     $(2.13) $(2.13)
11/30/2000      14.78   (0.13)   5.53        5.40         --      (3.22)  (3.22)
11/30/2001      16.96   (0.06)  (0.95)      (1.01)        --      (0.49)  (0.49)
11/30/2002      15.46   (0.07)  (4.39)      (4.46)        --        --      --
5/31/03(7)      11.00   (0.04)   0.56        0.52         --        --      --
                                   Class N(6)
3/31/00 -
 11/30/00(3)  $ 18.92  $(0.15  $ 0.43      $ 0.28       $ --     $(2.30) $(2.30)
11/30/2001      16.90   (0.12)  (0.94)      (1.06)        --      (0.49)  (0.49)
11/30/2002      15.35   (0.14)  (4.34)      (4.48)        --        --      --
5/31/03(7)      10.87   (0.05)   0.55        0.50         --        --      --
                                     Class B
5/1/01 -
 11/30/01(3)  $ 16.82  $(0.11  $(1.43)     $(1.54)      $ --     $  --   $  --
11/30/2002      15.28   (0.23)  (4.29)      (4.52)        --        --      --
5/31/03 (7)     10.76   (0.09)   0.55        0.46         --        --      --
                                    Class II
5/1/01 -
 11/30/01(3)  $ 16.82  $(0.11  $(1.43)     $(1.54)      $ --     $  --   $  --
11/30/2002      15.28   (0.23)  (4.28)      (4.51)        --        --      --
5/31/03(7)      10.77   (0.09)   0.54        0.45         --        --      --

                                             Ratio
              Net                            of net      Ratio
              Asset                Net       expenses    of net
              Value,               Assets    to          investment
              end                  end of    average     loss to
 Period       of         Total     period    net         average    Portfolio
  Ended       period     return(2) (000's)   assets(net  assets     Turnover
 ------      --------    -------- ---------  ----------  ---------  ------
12/31/98 -   $ 14.78      72.39%   $35,944   1.35%(4)    (0.42)%(4)  154%
 11/30/99(3)   16.96      37.02     82,936   1.27        (0.71)      187
11/30/2000     15.46      (6.41)    61,991   1.12        (0.36)      122
11/30/2001     11.00     (28.85)    71,316   1.04        (0.50)      158
11/30/2002     11.52       4.73     58,300   1.06(4)     (0.68)(4)    98
5/31/03(7)

             $ 16.90       0.69%   $   108   1.70%(4)    (1.09)%(4)  187%
3/31/00 -      15.35      (6.74)    32,571   1.52        (0.73)      122
 11/30/00(3)   10.87     (29.19)    32,270   1.54        (1.01)      158
11/30/2001     11.37       4.60     32,296   1.41(4)     (1.02)(4)    98
11/30/2002
5/31/03(7)
             $ 15.28      (9.16)%  $ 6,396   2.19%(4)    (1.40)%(4)  122%
5/1/01 -       10.76     (29.58)     5,589   2.19        (1.66)      158
 11/30/01(3)   11.22       4.28      4,696   2.06(4)     (1.67)(4)    98
11/30/2002
5/31/03 (7)
             $ 15.28      (9.16)%  $ 6,974   2.19%(4)    (1.41)%(4)  122%
               10.77     (29.52)     4,725   2.19        (1.66)      158
               11.22       4.18      3,477   2.06(4)     (1.68)(4)    98
----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                           11/30/1999 11/30/2000 11/30/2001 11/30/2002 5/31/2003(4)(7)
Multi Cap Portfolio Class    1.65%(4)     1.27%     1.12%     1.04%        1.10%
Y........................
Multi Cap Portfolio Class      --        26.55(4)   1.68      1.57         1.45
N........................
Multi Cap Portfolio Class      --          --       4.00(4)   2.37         2.10
B........................
Multi Cap Portfolio Class      --          --       3.90(4)   2.36         2.10
II.......................

(6) Formerly Class A shares
(7) Unaudited

                                MID CAP PORTFOLIO

                                 Net
                                gain
                              (loss) on
                               invest-
               Net              ments    Total   Dividends  Distri-
              Asset      Net  (realized  from    from net   butions
             Value,    invest-   and    invest-   invest-    from
   Period   beginning   ment   unreal-   ment      ment     capital
    Ended   of period  loss(1)  ized)  operations income     gains
   ------   ---------  ------- ------- ---------- ------    -------
                                     Class Y
12/31/99 -
11/30/00(3)  $ 10.00  $ (0.08$   2.02   $  1.94  $    -- $  (0.48)
11/30/2001     11.46    (0.07)  (0.41)    (0.48)      --    (0.25)
11/30/2002     10.73    (0.07)  (2.10)    (2.17)      --      --
5/31/03(7)      8.56    (0.03)   0.65      0.62       --      --
                                 Class N(6),(8)
3/31/00 -
11/30/00(3)  $ 12.00  $ (0.11$   0.02 $   (0.09) $    -- $  (0.48)
11/30/2001     11.43    (0.13)  (0.38)    (0.51)      --    (0.25)
11/30/2002     10.67    (0.12)  (2.10)    (2.22)      --      --
5/31/03(7)      8.45    (0.04)   0.64      0.60       --      --

                                                  Ratio
                          Net                    of net       Ratio
                         Asset             Net  expenses     of net
                        Value,           Assets    to      investment
                 Total    end            end of  average    loss to
   Period       distri-   of     Total   period    net      average    Portfolio
    Ended       butions period return(2) (000's) assets(5) net asset    Turnover
   ------       ------- ------ --------- ------- --------- ---------   ---------
12/31/99 -
11/30/00(3)    $  (0.48$  11.46   18.93% $ 65,055  1.32%(4)    (0.65)%(4)  137%
11/30/2001        (0.25)  10.73   (4.52)   61,317  1.18        (0.66)      113
11/30/2002          --     8.56  (20.22)   88,196  1.04        (0.75)      108
5/31/03(7)          --     9.18    7.24   107,015  1.01(4)     (0.70)(4)    79

3/31/00 -

11/30/00(3)    $  (0.48$  11.43   (1.15)%$    108  1.70%(4)    (1.15)%(4)  137%
11/30/2001        (0.25)  10.67   (4.80)    1,093  1.54        (1.07)      113
11/30/2002          --     8.45  (20.81)   26,799  1.52        (1.22)      108
5/31/03(7)          --     9.05    7.10    27,095  1.36(4)     (1.05)(4)    79

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                               11/30/2000 11/30/2001 11/30/2002  5/31/2003(4)(7)
                               ---------- ---------- ----------  ---------------
Mid Cap Portfolio Class Y....   1.35%(4)     1.21%      1.04%       1.01%
Mid Cap Portfolio Class N....  27.75(4)      3.46       1.55        1.36

(6) Formerly Class A shares
(7) Unaudited
(8) Effective November 25, 2002, Class B & II shares were converted into Class N shares.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements (Unaudited)                  May 31, 2003


1. Description of the Fund. Brazos Mutual Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Delaware business (now referred to as "statutory") trust. The Declaration of Trust, dated October 28, 1996
(amended and restated November 12, 2002), permits the Trustees to establish separate series or "Portfolios," each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Fund are currently divided into five Portfolios, the Brazos Small Cap Portfolio ("Small Cap Portfolio"), the Brazos Real Estate Securities Portfolio ("Real Estate Securities Portfolio"), the Brazos Micro Cap Portfolio ("Micro Cap Portfolio"), the Brazos Multi Cap Portfolio ("Multi Cap Portfolio") and the Brazos Mid Cap Portfolio ("Mid Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). The investment objective and principal strategy for each Portfolio is as follows:

Small Cap Portfolio seeks to provide maximum  capital  appreciation,  consistent
with   reasonable   risk  to   principal,   by  investing   primarily  in  small
capitalization companies.

Real Estate Securities Portfolio seeks to provide a balance of income and appreciation, consistent with reasonable risk to principal, by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

Micro Cap Portfolio seeks to provide maximum  capital  appreciation,  consistent
with   reasonable   risk  to   principal,   by  investing   primarily  in  micro
capitalization companies.

Multi Cap Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities.

Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

The Portfolios each have four classes of shares, with the exception of the Mid Cap Portfolio, which only offers Class N (formerly Class A) and Class Y shares. The cost structure for each class is as follows:


Class N (formerly Offered at net asset value per share. Prior to November 25, Class A) shares -- 2002, the former Class A shares were offered at net asset value per share plus an initial sales charge and/or a contingent deferred sales charge ("CDSC"). This initial sales charge does not apply to new sales of Class N shares on or after November 25, 2002. Certain Class N shares originally purchased as Class A shares, or Class B or Class
                    II shares of the Mid Cap Portfolio, may still be subject to a CDSC.

Class B shares--    Offered  at net asset  value per share  without  an  initial sales charge, although a declining contingent deferred sales charge may be imposed on  redemptions  made within six years of purchase.  Class B shares will convert  automatically  to
                    Class N shares on the first  business day of the month after eight  years from the  issuance  of such  shares and at such
                    time  will  be  subject  to  the  lower   distribution   fee
                    applicable  to Class N shares.  Effective  August 20,  2002,
                    Class B shares  of the  Small  Cap  Portfolio,  Real  Estate
                    Securities Portfolio,  Micro Cap Portfolio and the Multi Cap
                    Portfolio were closed to all new purchases except through dividend reinvestment.

Class II shares --  Offered at net asset  value per share plus an initial  sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge. Effective August 20, 2002, Class II shares of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio and the Multi Cap Portfolio were closed to all new purchases except through dividend reinvestment.

Class Y shares--    Offered  at  net  asset  value  per  share  exclusively  for institutional investors.

Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N, Class B and Class II shares each make distribution and account maintenance and service fee payments under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class II shares are subject to higher distribution fee rates.

Effective November 25, 2002, all outstanding Class A shares were redesignated as "Class N" shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B and Class II shares of the Mid Cap Portfolio were redesignated as "Class N" shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.

2.  Significant   Accounting  Policies.  The  following  is  a  summary  of  the significant accounting policies of the Fund:

Security Valuation. Each Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price as market value. For listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute annually to shareholders substantially all of its net investment income, except for the Real Estate Securities Portfolio, which will pay quarterly. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Real Estate Securities Portfolio receives a majority of its dividend income from REITs. For tax purposes, a portion of these dividends may consist of capital gains and returns of capital. Accordingly, the Portfolio's distributions to shareholders may include a portion that may be return of capital received from the REITs, as well as a return of capital attributed to distribution of other income for financial reporting purposes. Distributions determined to be returns of capital are not subject to current taxation and, for tax purposes are charged to paid in capital.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the six months ended May 31, 2003 were as follows:

                                           Purchases         Sales
                                           ---------         -----
   Small Cap Portfolio..............   $   451,784,719 $   456,227,348
   Real Estate Securities Portfolio.        23,907,910      63,194,754
   Micro Cap Portfolio..............       111,536,004     129,545,925
   Multi Cap Portfolio..............        90,264,709      99,258,733
   Mid Cap Portfolio................       102,188,505      85,717,419

4. Advisory Fees and Other Transactions with Affiliates. The Fund, on behalf of each Portfolio, employs John McStay Investment Counsel (the "Adviser"), an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Fund. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of the American International Group. Under Investment Advisory Agreements with the Fund, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Trustees. For its services under the Advisory Agreements, the Portfolios pay the Adviser a monthly fee at the annual rate of 0.90%, 0.90%, 1.20%, 0.75% and 0.75% of the average daily net assets of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio, respectively.

For the six months ended May 31, 2003, the Adviser reimbursed certain operating expenses on the Real Estate Securities Portfolio, Micro Cap Portfolio and, Multi Cap Portfolio, in the amounts of $26,009, $47,198 and, $18,917, respectively.

Effective October 1, 2002 the Fund, on behalf of each Portfolio, entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"). The administrator prior to October 1, 2002 was SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of American International Group and an affiliate of the Adviser. USBFS receives an annual fee based upon average daily net assets of each Portfolio as follows:

..08% on the first $200 million
..07% on the next $500 million
..05% on the balance
Minimum annual fee: $35,000 per Portfolio
Multiple class administration: $12,000 per year per class for B&II

Effective November 25, 2002, the Fund, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC ("Quasar"), an affiliate of the Administrator. Prior to November 25, 2002, SunAmerica Capital Services, Inc. ("SACS", an affiliate of SAAMCo and the Adviser) was the distributor for the Fund. A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N, Class B and Class II have adopted Distribution Plans hereinafter referred to as the "Class N Plan", "Class B Plan", and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class N Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.

Effective November 25, 2002, the Fund, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with USBFS. Prior to November 25, 2002, the Fund had a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS", an affiliate of SAAMCo and the Adviser).

On March 6, 2002, the Real Estate Securities Portfolio made an in-kind redemption to one of its shareholders. The total value of the redemption was $18,965,754, of which amount $1,250,589 was distributed in cash and $17,715,165 was transacted via an in-kind redemption of investment securities. For tax purposes, this was a tax free exchange transaction. For accounting purposes, the total realized gain or loss on the securities redeemed in-kind was $3,848,300 and is reflected in the Statement of Operations as net realized gain (loss) on investments. The amount of shares of each investment security was determined on a pro-rata basis and the securities were valued in the same manner as used for computing the Portfolio's net asset value.

5. Fund Shares. At May 31, 2003, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

                                                        Small Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                      Class Y                                          Class N
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..     6,620,902  $ 85,084,711   19,736,718  $322,231,310    165,150  $ 2,081,008   1,179,576   $19,625,603
Reinvested
 dividends...            --            --           --            --         --           --           --           --
Shares redeemed (11,260,766) (143,934,937) (13,151,699) (201,461,980)  (158,803)  (1,970,896) (3,536,680)  (60,440,252)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
Net increase.    (4,639,864  $(58,850,226)   6,585,019  $120,769,330     6,347   $   110,112   (2,357,104  $(40,814,649)
                ============ ============= ============ ============= ========== ============ =========== ==============

                                                        Small Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                        Class B                                     Class II
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..           713  $      8,927      126,634  $  2,162,659  $      --  $        --     252,228   $ 4,367,503
Reinvested
 dividends...            --            --           --            --         --           --          --            --
Shares redeemed     (48,319)     (585,408)    (142,603)   (1,878,811)   (71,699)    (870,418)   (293,052)   (3,901,928)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
Net increase.       (47,606) $   (576,481)     (15,969) $    283,848    (71,699)   $(870,418)    (40,824)  $   465,575
                ============ ============= ============ ============= ========== ============ =========== ==============
                                                 Real Estate Securities Portfolio
                --------------------------------------------------------------------------------------------------------
                                        Class Y                                        Class N
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold....   2,613,394  $ 25,854,472    4,948,576  $ 53,373,390      5,311    $  52,166     462,402   $ 5,005,402
Reinvested
 dividends.....   1,385,307    13,316,171      477,164     5,168,712     32,862      315,908       9,401       106,570
Shares redeemed  (5,681,524)  (57,227,873)  (6,271,647)  (66,729,380)   (74,175)    (720,116)   (360,922)   (3,838,900)
In-kind
redemption               --            --   (1,719,470   (18,965,754)        --           --          --            --
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
(footnote 4)..
Net increase...  (1,682,823)  $(18,057,230)  (2,565,377  $(27,153,032)   (36,002) $  (352,042)    110,881   $ 1,273,072
                ============ ============= ============ ============= ========== ============ =========== ==============
                                                 Real Estate Securities Portfolio
                --------------------------------------------------------------------------------------------------------
                                        Class B                                     Class II
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..         3,300  $     31,272      347,519  $  3,841,332        517  $     5,020     362,279  $  3,984,402
Reinvested
 dividends...        25,404       243,731        6,455        69,990     26,322      252,697       7,875        85,401
Shares redeemed     (72,335)     (714,523)    (271,759)   (2,889,009)   (71,364)    (692,505)   (340,142)   (3,610,348)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
Net increase.       (43,631) $   (439,520)      82,215  $  1,022,313    (44,525) $  (434,788)     30,012  $    459,455
                ============ ============= ============ ============= ========== ============ =========== ==============
                                                        Micro Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                      Class Y                                         Class N
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..       819,325  $  9,748,232    6,135,677  $103,832,228     65,669  $   776,290     171,694  $  2,863,668
Reinvested
 dividends...            --            --           --            --         --           --          --            --
Shares           (3,127,087   (37,029,138)  (5,620,297   (83,256,660)  (206,886)  (2,414,820)   (728,164)  (10,276,155)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
redeemed.....
Net increase.    (2,307,762) $(27,280,906)     515,380  $ 20,575,568   (141,217) $(1,638,530)   (556,470) $ (7,412,487)
                ============ ============= ============ ============= ========== ============ =========== ==============

                                                        Micro Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                       Class B                                      Class II
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..            --  $         --       88,140  $  1,546,646         25  $       297     114,284  $  1,964,677
Reinvested
 dividends...            --            --           --            --         --           --          --            --
Shares              (68,523)     (803,792)    (421,943)   (5,824,476)  (112,927)  (1,294,891)   (533,244)   (7,586,838)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
redeemed.....
Net increase.       (68,523) $   (803,792)    (333,803) $ (4,277,830)  (112,902) $(1,294,594)   (418,960) $ (5,622,161)
                ============ ============= ============ ============= ========== ============ =========== ==============

                                                        Multi Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                       Class Y                                        Class N
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..     1,004,706  $ 10,858,285    3,961,362  $ 57,494,595     13,891  $   142,122   1,619,981  $ 24,246,901
Reinvested
 dividends...            --            --           --            --         --           --          --            --
Shares redeemed  (2,427,049)  (25,645,284)  (1,489,694)  (19,644,430)  (140,534)  (1,476,427)   (773,479)   (9,790,591)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
Net increase.    (1,422,343  $(14,786,999)   2,471,668  $ 37,850,165   (126,643) $(1,334,305)    846,502   $14,456,310
                ============ ============= ============ ============= ========== ============ =========== ==============

                                                        Multi Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                       Class B                                      Class II
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..            76  $        844      410,973  $  6,138,930         --  $        --     470,572  $  7,000,928
Reinvested
 dividends...            --            --           --            --         --           --          --            --
Shares redeemed    (100,572)   (1,043,908)    (310,403)   (3,606,019)  (128,769)  (1,334,662)   (488,259)   (5,787,166)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
Net increase.      (100,496) $ (1,043,064)     100,570  $  2,532,911   (128,769) $(1,334,662)    (17,687) $ 1,213,762
                ============ ============= ============ ============= ========== ============ =========== ==============

                                                         Mid Cap Portfolio
                --------------------------------------------------------------------------------------------------------
                                       Class Y                                       Class N*
                --------------------------------------------------------------------------------------------------------
                       For the six                  For the                For the six                For the
                      months ended                year ended              months ended               year ended
                      May 31, 2003              November 30, 2002         May 31, 2003            November 30, 2002
                -------------------------- -------------------------- ----------------------- --------------------------
                   Shares       Amount        Shares       Amount       Shares      Amount      Shares      Amount
                ------------ ------------- ------------ ------------- ---------- ------------ ----------- --------------
Shares sold..     3,152,702  $ 26,420,662    6,925,916  $ 70,142,438        949  $     7,759   3,928,569  $ 41,765,469
Reinvested
 dividends...            --            --           --            --         --           --          --            --
Shares redeemed  (1,805,694)  (15,032,198)  (2,332,871)  (23,019,783)  (179,349)  (1,470,063)   (858,867)   (8,163,797)
                -----------  ------------- ------------  ------------ ---------- ------------ ----------- --------------
Net increase.     1,347,008  $ 11,388,464    4,593,045  $ 47,122,655   (178,400) $(1,462,304)  3,069,702  $ 33,601,672
                ============ ============= ============ ============= ========== ============ =========== ==============

* Effective November 25, 2002, Class B & II Shares were redesignated as Class N Shares.

6. Income Tax Information. At May 31, 2003, the investment cost and gross unrealized appreciation and deprecation on investments for tax purposes were as follows:

                                       Federal Tax     Unrealized     Unrealized         Net
                                          Cost        Appreciation   Depreciation   Appreciation
Small Cap Portfolio..............   $   610,045,309 $   112,842,435 $   7,544,296 $   105,298,139
Real Estate Securities Portfolio.       125,896,460      16,947,601     4,446,064      12,501,537
Micro Cap Portfolio..............       154,144,485      37,148,115     1,763,411      35,384,704
Multi Cap Portfolio..............        87,679,416      11,035,381       772,155      10,263,226
Mid Cap Portfolio................       120,972,267      15,844,244       902,808      14,941,436

At November 30, 2002, distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

                                                            Distributable
                                            Distributable     Long-Term
                                              Ordinary         Capital
                                               Income           Gains

      Small Cap Portfolio..............      $      --     $       --
      Real Estate Securities Portfolio.        122,520      9,025,298
      Micro Cap Portfolio..............             --             --
      Multi Cap Portfolio..............             --             --
      Mid Cap Portfolio................             --             --

The following net realized capital loss carryforwards at November 30, 2002, may be utilized to offset future capital gains:

                         Capital Loss   Expiration    Capital Loss   Expiration
                         Carryforward     Through     Carryforward     Through
                         ------------     -------     ------------     -------
Small Cap Portfolio...  $   61,495,656   11/30/2009 $   154,940,143   11/30/2010
Micro Cap Portfolio...      15,991,743   11/30/2009      93,238,938   11/30/2010
Multi Cap Portfolio...       7,485,595   11/30/2009      38,009,897   11/30/2010
Mid Cap Portfolio.....       6,817,028   11/30/2009      21,355,800   11/30/2010

The Real Estate Securities Portfolio utilized capital loss carryforwards of $4,002,861 to offset the Portfolio's net taxable gains realized and recognized in the year ended November 30, 2002.

7. Investment Concentration. Because the Real Estate Securities Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free, pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or its failure to maintain exemption from registration under the 1940 Act.



[BRAZOS MUTUAL FUNDS LOGO]

www.brazosfunds.com

US Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT
DAN L. HOCKENBROUGH

OFFICERS

DAN L. HOCKENBROUGH
Chairman of the Board,
President, Treasurer and
Chief Financial Officer

DAVID L. HUNT
Vice President and Compliance Officer

PATTI ALMANZA
Vice President, Secretary and Chief
Compliance Officer

ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202-5207

CUSTODIAN &
TRANSFER AGENT

U.S. BANK, N.A.
625 WALNUT STREET
CINCINNATI, OH 45202

COUNSEL

KIRKPATRICK & LOCKHART LLP
1800 MASSACHUSETTS AVENUE, NW
WASHINGTON, DC 20036

AUDITORS

PRICEWATERHOUSECOOPERS LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207


When used as sales literature, this report must be accompanied or preceded by the Fund's current prospectus. Distributed 07/03.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.


Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.


Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8. [Reserved]


Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President, Treasurer, and CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) Brazos Mutual Funds
                      -------------------

         By (Signature and Title)/s/Dan Hockenbrough
                                 -------------------
                                  Dan Hockenbrough, President, Treasurer & CFO

         Date   8/5/03
                ------